PROSPECTUS

11,200,000 Shares

Cohen & Steers Select Preferred and Income Fund, Inc.

Common Shares

$25.00 per Share

The Fund. Cohen & Steers Select Preferred and Income Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

Investment Objectives and Strategies. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is capital appreciation. The Fund seeks to achieve its objectives by investing at least 80% of its managed assets (i.e., net assets plus assets obtained through leverage) in a portfolio of preferred and other income securities issued by U.S. and non-U.S. companies.

No Prior Trading History. Because the Fund is newly organized, its shares of common stock (“Common Shares”) have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering.

The Fund’s Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “PSF.”

Investing in Common Shares involves risks that are described in the “Principal Risks of the Fund” section beginning on page 36 of this Prospectus.

	Per Share	Total(1)
Public offering price	$25.000	$280,000,000
Sales load(2)	$ 1.125	$ 12,600,000
Estimated offering expenses(3)	$ 0.050	$ 560,000
Proceeds, after expenses, to Fund	$23.825	$266,840,000

(1)	The Fund has granted the underwriters an option to purchase up to 1,590,000 additional Common Shares at the public offering price less the sales load within 45 days of the date of this Prospectus, solely to cover overallotments, if any. If such option is exercised in full, the total Public offering price, Sales load, Estimated offering expenses and Proceeds, after expenses, to Fund will be $319,750,000, $14,388,750, $639,500 and $304,721,750, respectively. See “Underwriting.”
(2)	The Fund has agreed to pay the underwriters $.00667 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. Cohen & Steers Capital Management, Inc. (the “Investment Manager”) (and not the Fund) has agreed to pay from its own assets a structuring fee to each of Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated. See “Underwriting.”
(3)	Offering expenses paid by the Fund (other than the sales load), estimated to total $560,000 (or $0.05 per Common Share), may include reimbursement to the Investment Manager or its affiliates for expenses incurred in connection with the offering, including compensation to sales personnel. See “Underwriting.” The Investment Manager has agreed to pay all organizational expenses and offering costs (other than the sales load, but including the $.00667 per Common Share partial reimbursement of expenses to the underwriters) that exceed $0.05 per Common Share.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver Common Shares to purchasers on or about November 29, 2010.

Wells Fargo Securities	BofA Merrill Lynch

Deutsche Bank Securities	J.J.B. Hilliard, W.L. Lyons, LLC	Janney Montgomery Scott
Ladenburg Thalmann & Co. Inc.	Maxim Group LLC	Morgan Keegan & Company, Inc.
Oppenheimer & Co.	RBC Capital Markets	Stifel Nicolaus Weisel
Wedbush Securities Inc.		Wunderlich Securities

Prospectus dated November 23, 2010.

Investment Portfolio. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of preferred and other income securities issued by U.S. and non-U.S. companies, including traditional preferred securities; hybrid preferred securities that have investment and economic characteristics of both preferred stock and debt securities; floating rate preferred securities; corporate debt securities; convertible securities; and securities of other open-end, closed-end or exchange-traded funds that invest primarily in preferred and/or debt securities as described herein. “Managed Assets” are the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of any preferred shares issued by the Fund and the proceeds of any reverse repurchase agreements entered into by the Fund.

The Fund also will invest 25% or more of its Managed Assets in the financials sector, which is comprised of the banks, diversified financials, real estate (including real estate investment trusts) and insurance industries. From time to time, the Fund may have 25% or more of its Managed Assets invested in any one of these industries. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications. The Investment Manager retains broad discretion to allocate the Fund’s investments across various sectors and industries.

The Fund may invest up to 100% of its Managed Assets in securities of non-U.S. companies, including up to 25% of its Managed Assets in securities issued by companies domiciled in emerging market countries. The Fund will not invest more than 10% of its Managed Assets in securities issued by companies domiciled in any one emerging market country. The Fund may invest up to 50% of its Managed Assets in non-U.S. dollar denominated securities. The Investment Manager may hedge some or all of the Fund’s foreign currency exposure, and will hedge such exposure once it exceeds 20% of the Fund’s Managed Assets.

The Fund may invest in investment grade as well as below investment grade securities and, although not required to do so, will generally seek to maintain a minimum BBB- weighted average senior debt rating of companies in which it invests. Although a company’s senior debt rating may be BBB-, an underlying security issued by such company in which the Fund invests may have a lower rating than BBB-. Below investment grade securities are also known as “high yield” or “junk” securities. The maturities of debt securities in which the Fund will invest generally will be longer-term (ten years or more); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term debt securities.

There can be no assurance that the Fund will achieve its investment objectives. See “Investment Objectives and Policies” and “Principal Risks of the Fund.”

Leverage. The Fund currently intends to seek to enhance the level of its distributions and total return through the use of leverage. Under current market conditions, the Fund intends to utilize leverage in an amount up to 33 1/3% of its Managed Assets through borrowings, including loans from certain financial institutions and/or the issuance of debt securities. See “Use of Leverage.”

The Fund expects that its primary use of derivatives will be interest rate hedging transactions designed to reduce the interest rate risk of its leverage. See “Use of Leverage.” The Fund also may hedge its interest rate exposure in its portfolio holdings. Depending on market conditions, the Fund also may, to a limited extent, enter into forward currency contracts to hedge the Fund’s foreign currency exposure in the event the Fund holds non-U.S. dollar denominated securities. The Investment Manager would only enter into such transactions to the extent consistent with the Fund’s investment objectives, and may determine not to hedge some or all of the Fund’s foreign currency exposure. See “Investment Objectives and Policies — Derivatives.”

Investment Manager. Cohen & Steers Capital Management, Inc., a registered investment advisor located at 280 Park Avenue, New York, New York 10017, was formed in 1986, and its clients include pension plans, endowment funds and investment companies, including each of the open-end and closed-end Cohen & Steers funds. As of September 30, 2010, the Investment Manager managed approximately $31.2 billion in assets. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol “CNS.”

This Prospectus sets forth concisely the information about the Fund you should know before investing. You should read the Prospectus carefully before deciding whether to invest, and should retain it for future reference. A Statement of Additional Information, dated November 23, 2010 (the “SAI”), as supplemented from time to time, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You can review the table of contents of the SAI on page 66 of this Prospectus. You may request a free copy of the SAI by calling (800) 330-7348. You also may call to request the Fund’s annual and semi-annual reports (when available) or other information about the Fund, and to make stockholder inquires. The Fund makes available the SAI and the Fund’s annual and semi-annual reports (when available), free of charge, at cohenandsteers.com. You may also obtain the SAI and other information regarding the Fund on the Securities and Exchange Commission website (http://www.sec.gov).

You should rely only on the information contained or incorporated by reference in this Prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus. Our business, financial condition and prospects may have changed since that date.

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PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in our Common Shares. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information (the “SAI”), especially the information set forth under the heading “Principal Risks of the Fund.”

The Fund	Cohen & Steers Select Preferred and Income Fund, Inc. is a newly organized, non-diversified, closed-end management investment company. Throughout this Prospectus, we refer to Cohen & Steers Select Preferred and Income Fund, Inc. simply as the “Fund” or as “we,” “us” or “our.” See “The Fund.”

The Offering	The Fund is offering 11,200,000 shares of common stock (“Common Shares”) through a group of underwriters led by Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated. The underwriters have been granted an option to purchase up to 1,590,000 additional Common Shares solely to cover overallotments, if any. The initial public offering price is $25.00 per Common Share. See “Underwriting.” Cohen & Steers Capital Management, Inc. (the “Investment Manager”) has agreed to pay all of the Fund’s organizational expenses and offering costs (other than the sales load, but including the $0.00667 per Common Share partial reimbursement of expenses to the underwriters) that exceed $0.05 per Common Share. You must purchase at least 100 Common Shares ($2,500).

Investment Objectives and Policies	Our primary investment objective is high current income. The Fund’s secondary objective is capital appreciation. Unless otherwise indicated in this Prospectus or the SAI, the Fund’s investment objectives and investment policies are considered non-fundamental and may be changed by the Fund’s Board of Directors without stockholder approval. However, the Fund’s investment objectives and its policy of investing at least 80% of its Managed Assets (defined below) in preferred and other income securities may only be changed upon 60 days’ prior written notice to the Fund’s stockholders. See “Investment Objectives and Policies.”

Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of preferred and other income securities issued by U.S. and non-U.S. companies, including traditional preferred securities; hybrid preferred securities that have investment and economic characteristics of both preferred stock and debt securities; floating rate preferred securities; corporate debt securities; convertible securities; and securities of other open-end, closed-end or exchange-traded funds (“ETFs”) that invest primarily in preferred and/or debt securities as described herein. “Managed Assets” are the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of any preferred shares issued by the Fund and the proceeds of any reverse repurchase agreements entered into by the Fund.

The Fund also will invest 25% or more of its Managed Assets in the financials sector, which is comprised of the banks, diversified financials, real estate (including real estate investment trusts (“REITs”)) and insurance industries. From time to time, the Fund may have 25% or more of its Managed Assets invested in any one of these industries. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications. The Investment Manager retains broad discretion to allocate the Fund’s investments across various sectors and industries.

The Fund may invest up to 100% of its Managed Assets in securities of non-U.S. companies, including up to 25% of the Fund’s Managed Assets in securities issued by companies domiciled in emerging market countries. The Fund will not invest more than 10% of its Managed Assets in securities of companies domiciled in any one emerging market country. The Fund may invest up to 50% of its Managed Assets in non-U.S. dollar denominated securities. The Investment Manager may hedge some or all of the Fund’s foreign currency exposure, and will hedge such exposure once it exceeds 20% of the Fund’s Managed Assets.

The Fund may invest in investment grade as well as below investment grade securities and, although not required to do so, will generally seek to maintain a minimum BBB- weighted average senior debt rating of companies in which it invests. Although a company’s senior debt rating may be BBB-, an underlying security issued by such company in which the Fund invests may have a lower rating than BBB-. Below investment grade securities are also known as “high yield” or “junk” securities. The maturities of debt securities in which the Fund will invest generally will be longer-term (ten years or more); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term debt securities. The Fund is non-diversified and as a result may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund’s share price than would occur in a more diversified fund.

Investment Portfolio

The Fund pursues its investment objectives primarily by investing in issues of preferred and debt securities believed to be undervalued relative to credit quality and other investment characteristics. In making this determination, the Investment Manager evaluates the fundamental characteristics of an issuer, including an issuer’s creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the Investment Manager considers not only fundamental analysis, but also an issuer’s corporate and capital structure and the placement of the preferred or debt securities within that structure. In evaluating relative value, the Investment Manager also takes into account call, conversion and other structural security features, in addition to such factors as the likely directions of credit ratings and relative value versus other income security classes.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of preferred and other income securities issued by U.S. and non-U.S. companies, including:

•	Traditional preferred securities

•	Hybrid-preferred securities

•	Floating rate preferred securities

•	Corporate debt securities

•	Convertible securities

•	Securities of other open-end funds, closed-end funds or ETFs that invest primarily in preferred and/or debt securities as described herein

These securities may be across a wide range of sectors and industries. The Fund’s investments in common stocks, securities of master limited partnerships, government securities, mortgage- and asset-backed securities and municipal securities are not included for purposes of the Fund’s 80% investment policy.

Preferred Securities. There are two basic types of preferred securities. The first, sometimes referred to in this Prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities. The second basic type is referred to in this Prospectus as hybrid-preferred securities. Hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. Hybrid-preferred securities are considered debt securities. The Investment Manager also considers senior debt perpetual issues, as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market. Preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and in the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters.

The Fund intends to invest in both over-the-counter (“OTC”) and exchange-traded preferred securities. The Fund intends to invest in both taxable securities (i.e., securities that may pay dividends that are not eligible for the corporate dividends received deduction (“DRD”) for corporations or for treatment as qualified dividend income (“QDI”) for individuals) and tax advantaged preferred securities (i.e., securities that may pay dividends eligible for the DRD for corporations or for treatment as QDI for individuals), and generally will not be managed to seek tax-advantaged DRD or QDI. Under current law, individuals will generally be taxed at long-term capital gain rates on QDI for taxable years beginning before January 1, 2011. There can be no assurance that the favorable tax treatment of QDI will continue after December 31, 2010.

Debt Securities. Debt securities in which the Fund may invest include corporate debt securities issued by U.S. and non-U.S. corporations, including U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations, U.S. dollar-denominated obligations of foreign issuers and debt obligations denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes, with the primary difference being their maturities and secured or unsecured status. Such corporate debt securities are fixed-income securities issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt or perpetual preferred securities that may be converted within a specified period of time into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. In some cases, conversion may be mandatory. They also include debt securities with warrants or common stock attached and hybrid and synthetic securities combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

Investment Grade and Below Investment Grade Securities. The Fund may invest in investment grade as well as below investment grade securities and, although not required to do so, will generally seek to maintain a minimum BBB- weighted average senior debt rating of companies in which it invests. A security will be considered to be investment grade if it is rated as such by one of Moody’s Investor Service, Inc. (“Moody’s”),

Standard and Poor’s Ratings Group, a division of the McGraw Hill Companies (“S&P”), Fitch, Inc. (“Fitch”) or another nationally recognized statistical ratings organization (“NRSRO”) or, if unrated, is judged to be investment grade by the Investment Manager.

Although a company’s senior debt rating may be BBB-, an underlying security issued by such company in which the Fund invests may have a lower rating than BBB-. Below investment grade quality securities (below BBB- or Baa3), or securities that are unrated but judged to be below investment grade by the Investment Manager, are commonly referred to as “high yield” or “junk” securities and are regarded as having more speculative characteristics with respect to the payment of interest and repayment of principal.

The maturities of debt securities in which the Fund will invest generally will be longer-term (ten years or more); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term debt securities.

Concentration in Financials Sector. The Fund also will invest 25% or more of its Managed Assets in the financials sector, which is comprised of the banks, diversified financials, real estate (including REITs) and insurance industries. From time to time, the Fund may have 25% or more of its Managed Assets invested in any one of these industries. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications. The Investment Manager retains broad discretion to allocate the Fund’s investments across various sectors and industries.

Foreign (Non-U.S.) Securities. The Fund may invest up to 100% of its Managed Assets in securities of non-U.S. companies, including up to 25% of its Managed Assets in securities of companies domiciled in emerging markets. The Fund will not invest more than 10% of its Managed Assets in securities of companies domiciled in any one emerging market country. The Fund may invest up to 50% of its Managed Assets in non-U.S. dollar denominated securities. The Investment Manager may hedge some or all of the Fund’s foreign currency exposure, and will hedge such exposure once it exceeds 20% of the Fund’s Managed Assets.

Many foreign companies issue both foreign currency and U.S. dollar-denominated preferred and debt securities. Those securities that are traded in the United States have characteristics that are similar to traditional and hybrid preferred securities. The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European

Depositary Receipts (“EDRs”). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.

Other Investment Companies. The Fund may invest in securities of other investment companies, including open-end funds, closed-end funds or ETFs, such as other funds that invest primarily in preferred and/or debt securities as described herein, to the extent permitted under Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder, or any exemption granted under the 1940 Act. An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent the Fund invests in shares of another fund, holders of the Fund’s Common Shares (“Common Shareholders”) would indirectly pay a portion of that fund’s expenses, including advisory fees, brokerage and other distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations. The securities of other funds may also be leveraged and will therefore be subject to similar leverage risks to which the Fund is subject. In addition, to the extent the Fund invests in other funds, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

Derivatives. The Fund expects that its primary use of derivatives will be interest rate hedging transactions designed to reduce the interest rate risk of its leverage. See “Use of Leverage.” The Fund also may hedge its interest rate exposure in its portfolio holdings. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on leverage. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate swap and to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap.

Depending on market conditions, the Fund also may, to a limited extent, enter into forward currency contracts to hedge the Fund’s foreign currency exposure in the event the Fund holds non-U.S. dollar denominated securities. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. The Investment Manager would only enter into such transactions to the extent consistent with the Fund’s investment objectives, and may determine not to hedge any of the Fund’s foreign currency exposure. See “Investment Objectives and Policies — Derivatives.”

Common Stocks. The Fund may invest up to 20% of its Managed Assets in common stocks, which represent residual ownership interest in issuers and include rights or warrants to purchase common stocks. Holders of common stocks are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Securities of Master Limited Partnerships. The Fund may invest up to 20% of its Managed Assets in energy-related master limited partnership (“MLP”) securities. MLP securities will be in the form of: (i) equity securities of MLPs, including common units, preferred units and convertible subordinated units; (ii) debt securities of MLPs, including debt securities rated below investment grade; (iii) securities of MLP affiliates; (iv) securities of open-end funds, closed-end funds or ETFs that invest primarily in MLP securities as described herein; and (v) exchange traded notes whose returns are linked to the returns of MLPs or MLP indices. The Fund considers an MLP to be energy-related if it derives at least 50% of its revenues from the exploration, development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources. The Fund may also invest in unregistered or otherwise restricted MLP securities. The Fund currently intends to invest primarily in MLP securities issued by entities organized in the United States.

Government Securities. The Fund may invest up to 20% of its Managed Assets in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds.

Mortgage- and Asset-Backed Securities. The Fund may invest up to 20% of its Managed Assets in mortgage-backed and other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

Municipal Securities. The Fund may invest up to 20% of its Managed Assets in municipal securities, which includes debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities are issued to obtain funds for various public purposes. The two major classifications of municipal securities are bonds and notes. Bonds may be further classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power.

New Issues and Follow-On Offerings. In addition to purchasing securities in the secondary market, the Fund intends to seek investment opportunities in new issues and follow-on or secondary offerings of preferred securities. The Investment Manager, as an institutional investor, may have access to new issues and secondary offerings that may not be fully available to all investors. By investing in such offerings, the Investment Manager may be able to secure favorable terms for the Fund, such as attractive pricing relative to other securities available in the secondary market. The Investment Manager has developed relationships with issuers and underwriters that it believes could afford the Fund competitive advantages in evaluating and managing these investment opportunities in preferred securities.

Illiquid Securities. The Fund may invest up to 25% of its Managed Assets in restricted securities and other investments that may be illiquid (i.e., securities that are not readily marketable). The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the Federal securities laws, which securities are liquid or illiquid for purposes of this 25% limitation. The Board of Directors has delegated to the Investment Manager the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. The Board and/or the Investment Manager will consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

Defensive Position. For temporary defensive purposes or to keep cash on hand fully invested, and following the offering of the Common Shares pending investment in securities that meet the Fund’s investment objectives, the Fund may invest up to 100% of its total assets in cash, cash equivalents, government securities and short-term fixed income securities. When and to the extent the Fund assumes a temporary defensive position, the Fund may not pursue or achieve its investment objectives.

There can be no assurance that the Fund’s investment objectives will be achieved. For additional information about the Fund’s portfolio composition, see “Investment Objectives and Policies.”

Use of Leverage	The Fund currently intends to seek to enhance the level of its distributions and total return through the use of leverage. Under current market conditions, the Fund intends to utilize leverage in an amount up to 33 1/3% of its Managed Assets through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”). Under the 1940 Act, the Fund may utilize leverage through (i) Borrowings in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such Borrowings and (ii) the issuance of preferred stock (“Preferred Shares”) in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. In addition, the Fund may utilize leverage through reverse repurchase agreements (“Reverse Repurchase Agreements”), in which the Fund transfers portfolio securities to a financial institution in exchange for cash with an agreement to repurchase such securities on a future date at a specified price. The Fund may utilize leverage through Reverse Repurchase Agreements in an aggregate amount of up to 50% of the Fund’s total assets. The Fund has no current intention to issue Preferred Shares or enter into Reverse Repurchase Agreements. See “Use of Leverage — Leverage Risk.”

There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of its distributions or total return. The net asset value of the Fund’s Common Shares may be reduced by the issuance or incurrence costs of any leverage. Through leveraging, the Fund will seek to obtain a higher return for Common Shareholders than if the Fund did not utilize leverage. Leverage is a speculative technique and there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

In order to seek to reduce the interest rate risk of the Fund’s leverage through Borrowings, which typically have a floating rate of interest, the Fund may enter into interest rate swap transactions as to the majority of such leverage. The Fund also may enter into interest rate cap transactions to seek to reduce the interest rate risk of its leverage. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. We would use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund’s Common Shares as a result of leverage. See “Use of Leverage — Interest Rate Transactions.”

So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Shareholders to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then-current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. See “Use of Leverage — Leverage Risk.”

Principal Risks of the Fund	The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

No Operating History. As a newly organized entity, the Fund has no operating history. See “The Fund.”

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Your investment in Common Shares represents an indirect investment in the preferred securities, debt securities and other investments owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may utilize leverage, which magnifies the market risk.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including those described below.

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Deferral and Omission Risk. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•

Credit and Subordination Risk. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

Interest Rate Risk. Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

•

Call and Reinvestment Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled, which is generally known as call risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities.

•

Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

•

Limited Voting Rights Risk. Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a director or directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

•	Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), signed into law in July 2010, and other proposed regulatory changes may increase issuers’ incentives to call or redeem a security prior to a specified date.

•

New Types of Securities. From time to time, preferred securities have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Manager believes that doing so would be consistent with the Fund’s investment objectives and policies. Because the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. The Dodd-Frank Act and proposed regulations could lead to the issuance of new forms of preferred and hybrid preferred securities with features such as automatic equity conversion and/or write downs from par value under certain circumstances.

See “Principal Risks of the Fund — Preferred Securities Risk.”

Debt Securities Risk. Debt securities generally present two primary types of risk — credit risk, which refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due, and interest rate risk, which is the risk that debt securities will decline in value because of changes in market interest rates. Debt securities also are subject to other similar risks as preferred securities, including call risk, extension risk and liquidity risk. See “Principal Risks of the Fund — Debt Securities Risk.”

Convertible Securities Risk. Although to a lesser extent than with nonconvertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

Below Investment Grade Securities Risk. The Fund may invest in securities that are rated below investment grade. Lower-rated securities, or equivalent unrated securities, which are commonly known as “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities. See “Principal Risks of the Fund — Below Investment Grade Securities Risk.”

Risk of Concentration in the Financials Sector. Because the Fund invests 25% or more of its Managed Assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. See “Principal Risks of the Fund — Risk of Concentration in the Financials Sector.”

Foreign (Non-U.S.) Securities Risk. Investments in foreign securities involve certain risks not involved in domestic investments. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of foreign securities can be volatile. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in foreign securities. See “Principal Risks of the Fund — Foreign (Non-U.S.) Securities Risk.”

Foreign Currency Risk. Although the Fund will report its net asset value and pay dividends in U.S. dollars, foreign securities often are purchased with, and make interest payments in, foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. See “Principal Risks of the Fund — Foreign Currency Risk.”

Emerging Markets Risk. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. See “Principal Risks of the Fund — Emerging Markets Risk.”

Risks of Investing in Other Investment Companies. To the extent the Fund invests a portion of its assets in other investment companies, including open-end funds, closed-end funds, ETFs and other types of funds, those assets will be subject to the risks of the purchased funds’ portfolio securities, and a stockholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased funds. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other funds. The Fund’s investments in other funds also are subject to the ability of the managers of those funds to achieve the funds’ investment objectives.

Risks associated with investments in closed-end end funds generally include the risks described in this Prospectus associated with the Fund’s structure as a closed-end fund, including market risk, leverage risk, risk of market price discount from net asset value, risk of anti-takeover provisions and non-diversification. In addition, investments in closed-end funds may be subject to dilution risk, which is the risk that strategies employed by a closed-end fund, such as rights offerings, may, under certain circumstances, have the effect of reducing its share price and the Fund’s proportionate interest.

See “Principal Risks of the Fund — Risks of Investing in Other Investment Companies.”

Derivatives Risk. The Fund’s use of interest rate hedging transactions is subject to various risks associated with derivatives transactions. The use of interest rate hedging transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates on any leverage it incurs or securities held in its portfolio. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. Depending on the state of interest rates in general, the use of interest rate hedging transactions could enhance or harm the overall performance of the Common Shares. Exchange-traded transactions are subject to clearance on a U.S. national exchange and to regulatory oversight, while other transactions are subject to risks of trading in the OTC markets or on non-U.S. exchanges.

In the event the Fund enters into forward currency contracts for hedging purposes, the Fund will be subject to certain risks associated with derivative transactions as well as currency exchange rates risk. Currency exchange rates may fluctuate significantly over short periods of time and also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The Fund’s success in these transactions will depend principally on the ability of the Investment Manager to predict accurately future foreign currency exchange rates. Additional risks associated with derivatives trading include counterparty risk, liquidity risk and tracking/correlation risk. See “Principal Risks of the Fund — Derivatives Risk.”

Common Stock Risk. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

MLP Risk. An investment in MLP securities involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP securities have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. The Fund’s investments in energy-related MLPs are subject to risks associated with the energy industry. Any benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs generally not being subject to entity-level Federal income taxes.

Government Securities Risk. Not all obligations of the U.S. Government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to the Fund’s Common Shares. In addition, a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices of such securities are not guaranteed and will fluctuate. See “Principal Risks of the Fund — Government Securities Risk.”

Mortgage- and Asset-Backed Securities Risk. The risks associated with mortgage-related securities include: (1) credit risk; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security. In addition to the risks associated with mortgage-related securities, asset-backed securities do not have the same security interest in the underlying collateral and are more dependent on the borrower’s ability to pay. There is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities. See “Principal Risks of the Fund — Mortgage- and Asset-Backed Securities Risk.”

Municipal Securities Risk. Municipal securities are debt obligations issued by states or by political subdivisions or authorities of states. Municipal securities are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer’s financial condition worsens or when the rating on a bond is decreased. Many municipal securities may be called or redeemed prior to their stated maturity. Lower-quality revenue bonds and other credit-sensitive municipal securities carry higher risks of default than general obligation bonds. In addition, the amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes and local and business developments, may adversely affect the yield and/or value of the Fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. See “Principal Risks of the Fund — Municipal Securities Risk.”

Illiquid Securities Risk. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Leverage Risk. The Fund currently intends to seek to enhance the level of its distributions and total return through leverage of approximately 33 1/3% of its Managed Assets (including the amount obtained from leverage) through the use of Borrowings. However, the Fund could engage in leverage up to the maximum permitted by the 1940 Act through the issuance of Preferred Shares. The Fund also is permitted to enter into Reverse Repurchase Agreements, the proceeds of which may be used for leverage. Leverage is a speculative technique and there are special risks and costs associated with leveraging. If the Fund utilizes leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which include the principal amount of outstanding Borrowings, the liquidation preference of Preferred Shares, if any, and the proceeds of any Reverse Repurchase Agreements. For a more detailed description of the risks associated with leverage, see “Use of Leverage — Leverage Risk.”

Risk of Market Price Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. We cannot predict whether the Common Shares will trade at, above or below net asset value. Net asset value will be reduced immediately following the offering of the Common Shares by the sales load and the amount of organizational and offering expenses paid by the Fund. See “Principal Risks of the Fund — Risk of Market Price Discount From Net Asset Value.”

Given the risks described above, an investment in the Fund’s Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Additional Risk Considerations	Management Risk. As an actively managed investment portfolio, the Fund is subject to management risk. The Investment Manager and each individual portfolio manager may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Portfolio Turnover Risk. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund and, when distributed to Common Shareholders, would be taxable as dividend income. See “Additional Risk Considerations — Portfolio Turnover Risk.”

Non-Diversified Status. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company. See “Additional Risk Considerations — Non-Diversified Status.”

Anti-Takeover Provisions. Certain provisions of the Fund’s Articles of Incorporation and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify the Fund’s structure. The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. See “Certain Provisions of the Articles of Incorporation and By-Laws” and “Additional Risk Considerations — Anti-Takeover Provisions.”

Market Disruption Risk. Global financial markets have recently experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States and around the world were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.

The instability in the financial markets has led governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.

The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio. See “Additional Risk Considerations — Market Disruption Risk.”

Investment Manager	Cohen & Steers Capital Management, Inc. is the investment manager of the Fund pursuant to an Investment Management Agreement. The Investment Manager was formed in 1986, and as of September 30, 2010 had $31.2 billion in assets under management. Its clients include pension plans, endowment funds and registered investment companies, including some of the largest open-end and closed-end real estate funds. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol “CNS.” The Investment Manager will be responsible for the management of the Fund’s portfolio. The Investment Manager will have responsibility for providing administrative services and assisting the Fund with operational needs pursuant to an Administration Agreement. The Fund also has entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform certain administrative functions subject to the supervision of the Investment Manager. See “Management of the Fund — Administration and Co-Administration Agreement.”

Fees and Expenses

The Fund will pay the Investment Manager a monthly fee computed at the annual rate of 0.70% of average daily Managed Assets. See “Management of the Fund — Investment Manager.” If the Fund utilizes leverage, the fees paid to the Investment

Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which include the principal amount of outstanding Borrowings, the liquidation preference of Preferred Shares, if any, and the proceeds of any Reverse Repurchase Agreements. The Fund’s investment management fees and other expenses are paid only by the Common Shareholders, and not by holders of Preferred Shares, if any. See “Use of Leverage.”

Listing and Symbol	The Fund’s Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “PSF.”

Dividends and Distributions	Depending on the size of the offering and existing market conditions, the Fund may make a special distribution in December 2010 in order for the Fund to avoid incurring excise tax liability for its 2010 operations.

Subject to the determination of the Fund’s Board of Directors to implement a Managed Dividend Policy (as defined below), commencing with the Fund’s first regular distribution, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate is a fixed dollar amount which may be adjusted from time to time (a “Level Rate Distribution Policy”). The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. Although the Fund intends to make distributions monthly, the ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. In addition, at least annually, the Fund intends to distribute all of its net realized capital gains. The Fund expects to declare the initial monthly dividend on the Common Shares within approximately 45 days, and to pay approximately 60 to 90 days, from the completion of this offering depending on market conditions. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income.

The Fund may rely on an exemptive order from the Securities and Exchange Commission received by the Investment Manager and certain closed-end funds managed by the Investment Manager to implement a dividend policy that would permit the Fund to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act (a “Managed Dividend Policy”). If, for any distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets and may constitute a return of capital, which is tax-free to the Common Shareholders, up to the amount of the stockholder’s tax basis in the applicable Common Shares, with any amounts exceeding such basis treated as gain from the sale of such Common Shares.

A Level Rate Distribution Policy or a Managed Dividend Policy would result in the payment of distributions in approximately the same amount or percentage to Common Shareholders each month. If the source of the dividend or other distribution were the original capital contribution of the Common Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, Common Shareholders who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Common Shareholders should read any written disclosure regarding dividends or other distributions carefully, and should not assume that the source of any distribution from the Fund is net profits. See “Dividends and Distributions.”

Dividend Reinvestment Plan	The Fund has a dividend reinvestment plan (the “Plan”) commonly referred to as an “opt-out” plan. Each Common Shareholder who participates in the Plan will have all distributions of dividends automatically reinvested in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all distributions in cash. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. See “Dividends and Distributions — Dividend Reinvestment Plan” and “Taxation.”

Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar	State Street will act as custodian, and The Bank of New York Mellon (“BNY Mellon”) will act as transfer agent, dividend disbursing agent and registrar for the Fund. See “Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar.”

SUMMARY OF FUND EXPENSES

The purpose of the following table is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first year of operations, unless otherwise indicated, and assume that the Fund issues 11,200,000 Common Shares. The table also assumes the use of leverage in the form of Borrowings in an amount equal to 33 1/3% of the Fund’s Managed Assets, and shows Fund expenses as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	4.50%
Expenses borne by the Fund (as a percentage of offering price)	0.20%	(1)
Dividend reinvestment plan fees	None

	Percentage of Net Assets Attributable to Common Shares(3)
Annual Expenses
Investment management fee	1.05%
Other expenses	0.38%
Interest payments on borrowed funds	0.65%
Acquired fund fees and expenses(2)	Non	e
Total annual Fund operating expenses	2.08%

(1)	The Investment Manager also has agreed to pay all organizational expenses and offering costs (other than the sales load but including the $.00667 per Common Share partial reimbursement of expenses to the underwriters) that exceed $0.05 per Common Share (0.20% of the offering price).
(2)	Fund investors will bear indirectly the fees and expenses (including investment advisory fees and other operating expenses) of any investment companies in which the Fund invests. For purposes of this calculation, the Investment Manager assumed that 0% of the Fund’s portfolio will be invested in acquired funds, although such percentage may vary over time.
(3)	If the Fund does not borrow from financial institutions or otherwise use leverage, the Fund’s estimated annual expenses (as a percentage of net assets attributable to Common Shares) would be:

Investment management fee	0.70%
Other expenses	0.21%
Interest payments on borrowed funds	None
Acquired fund fees and expenses(4)	None
Total annual fund operating expenses	0.91%

(4)	See footnote (2) above.

The following example illustrates the hypothetical expenses (including the sales load of $45, estimated offering expenses of this offering of $2 and the estimated costs of Borrowings assuming the Fund utilizes leverage representing 33 1/3% of the Fund’s Managed Assets) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 2.08% of net assets attributable to Common Shares and (2) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$67	$109	$154	$277

The examples above should not be considered a representation of future expenses. Actual expenses may be higher or lower. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table is accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. Assuming the Fund does not use leverage, including through the use of Borrowings, the illustrated expenses in the example above would be $56, $75, $95 and $154 for years 1, 3, 5 and 10, respectively.

THE FUND

Cohen & Steers Select Preferred and Income Fund, Inc. is a newly organized, non-diversified, closed-end management investment company. The Fund was organized as a Maryland corporation on August 16, 2010 and is registered as an investment company under the 1940 Act. As a newly organized entity, we have no operating history. Our principal office is located at 280 Park Avenue, New York, New York 10017, and our telephone number is (212) 832-3232.

USE OF PROCEEDS

We estimate the net proceeds of this offering, after deducting sales load, organizational expenses and offering costs (other than the sales load but including the $.00667 per Common Share partial reimbursement of expenses to the underwriters) that do not exceed $0.05 per Common Share, to be $266,840,000, or $304,721,750 assuming exercise of the overallotment option in full. The net proceeds will be invested in accordance with the policies set forth under “Investment Objectives and Policies.” A portion of the organizational and offering expenses of the Fund has been advanced by the Investment Manager and will be repaid by the Fund upon closing of this offering. The Investment Manager will incur and be responsible for all of the Fund’s organizational expenses and offering costs (other than the sales load but including the $.00667 per Common Share partial reimbursement of expenses to the underwriters) that exceed $0.05 per Common Share.

The Fund estimates that the net proceeds of this offering will be fully invested in accordance with its investment objectives and policies within 60 days of the initial public offering. Pending such investments, those proceeds may be invested in cash, cash equivalents, government securities and short-term fixed income securities. See “Investment Objectives and Policies.”

INVESTMENT OBJECTIVES AND POLICIES

General

The Fund’s primary investment object is high current income. The Fund’s secondary objective is capital appreciation. There can be no assurance that the Fund will achieve its investment objectives. The Fund pursues its investment objectives primarily by investing in issues of preferred and debt securities believed to be undervalued relative to credit quality and other investment characteristics. In making this determination, the Investment Manager evaluates the fundamental characteristics of an issuer, including an issuer’s creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the Investment Manager considers not only fundamental analysis, but also an issuer’s corporate and capital structure and the placement of the preferred or debt securities within that structure. In evaluating relative value, the Investment Manager also takes into account call, conversion and other structural security features, in addition to such factors as the likely directions of credit ratings and relative value versus other income security classes.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of preferred and other income securities issued by U.S. and non-U.S. companies, including:

•	Traditional preferred securities

•	Hybrid-preferred securities

•	Floating rate preferred securities

•	Corporate debt securities

•	Convertible securities

•	Securities of other open-end funds, closed-end funds or ETFs that invest primarily in preferred and/or debt securities as described herein

These securities may be across a wide range of sectors and industries. The Fund’s investments in common stocks, securities of MLPs, government securities, mortgage- and asset-backed securities and municipal securities are not included for purposes of the Fund’s 80% investment policy.

The Fund also will invest 25% or more of its Managed Assets in the financials sector, which is comprised of the banks, diversified financials, real estate (including REITs) and insurance industries. From time to time, the Fund may have 25% or more of its Managed Assets invested in any one of these industries. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications. The Investment Manager retains broad discretion to allocate the Fund’s investments across various sectors and industries.

The Fund may invest up to 100% of its Managed Assets in securities of non-U.S. companies, including up to 25% of the Fund’s Managed Assets in securities issued by companies domiciled in emerging market countries. The Fund will not invest more than 10% of its Managed Assets in securities of companies domiciled in any one emerging market country. The Fund may invest up to 50% of its Managed Assets in non-U.S. dollar denominated securities. The Investment Manager may hedge some or all of the Fund’s foreign currency exposure, and will hedge such exposure once it exceeds 20% of the Fund’s Managed Assets.

The Fund may invest in investment grade as well as below investment grade securities and, although not required to do so, will generally seek to maintain a minimum BBB- weighted average senior debt rating of companies in which it invests. Although a company’s senior debt rating may be BBB-, an underlying security issued by such company in which the Fund invests may have a lower rating than BBB-. Below investment grade securities are also known as “high yield” or “junk” securities. The maturities of debt securities in which the Fund will invest generally will be longer-term (ten years or more); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term debt securities.

The Fund is non-diversified and as a result may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund’s share price than would occur in a more diversified fund.

Investment Portfolio

Our portfolio will be composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.

Preferred Securities

There are two basic types of preferred securities. The first, sometimes referred to in this Prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities. The second basic type is referred to in this Prospectus as hybrid-preferred securities. Hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. The Investment Manager also considers senior debt perpetual issues, as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on certain preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. The Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Floating rate preferred securities provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the short-term interest rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rising interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.

Pursuant to the DRD, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities that are paid out of earnings and profits of the issuer. Corporate stockholders of a regulated investment company like the Fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the DRD. However, not all traditional preferred securities pay dividends that are eligible for the DRD, including preferred securities issued by REITs described below. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income for taxable years beginning on or before December 31, 2010. Individual stockholders of a regulated investment company like the Fund generally may be eligible to treat as qualified dividend income that portion of their distributions attributable to QDI received and designated as such by the regulated investment company. However, not all traditional preferred securities will provide significant benefits under the rules relating to QDI, including preferred securities issued by REITs described below. Within the category of traditional preferred securities, the Fund may invest in traditional preferred securities issued by real estate companies, including REITs. REIT preferred securities are generally perpetual in nature, although REITs often have the ability to redeem the preferred securities after a specified period of time. The market value of REIT preferred securities may be affected by favorable and unfavorable changes impacting a particular REIT. While sharing characteristics that make them similar to traditional preferred securities, dividends from REIT preferred securities do not provide any DRD benefit (and generally do not provide significant benefits under the rules relating to qualified dividend income). The Fund may invest in REITs of any market capitalization; however, even the larger REITs tend to be small- to medium-sized companies in relation to the equity markets as a whole.

Hybrid-Preferred Securities. Hybrid-preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust originated preferred securities; monthly income preferred securities; quarterly income bond securities; quarterly income debt securities; quarterly income preferred securities; corporate trust securities; public income notes; and other hybrid-preferred securities.

Hybrid-preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are treated as interest rather than dividends for Federal income tax purposes and, as such, are not eligible for the DRD or the reduced rates of tax that may apply to QDI. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment. CORTS® and PINES® are two examples of senior debt instruments which are structured and trade as hybrid-preferred securities.

Debt Securities

Debt securities in which the Fund may invest include corporate debt securities issued by U.S. and non-U.S. corporations, including U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations, U.S. dollar-denominated obligations of foreign issuers and debt obligations denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes, with the primary difference being their maturities and secured or unsecured status. Such corporate debt securities are fixed-income securities issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. The majority of debt securities purchased by the Fund will be rated, but the Fund reserves the right to purchase debt securities that are unrated by an NRSRO.

Convertible Securities

Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt or perpetual preferred securities that may be converted within a specified period of time into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. In some cases, conversion may be mandatory. They also include debt securities with warrants or common stock attached and hybrid and synthetic securities combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

Investment Grade and Below Investment Grade Securities

The Fund may invest in investment grade as well as below investment grade securities and, although not required to do so, will generally seek to maintain a minimum BBB- weighted average senior debt rating of companies in which it invests. A security will be considered to be investment grade if it is rated as such by one of Moody’s, S&P, Fitch or another NRSRO or, if unrated, are judged to be investment grade by the Investment Manager. Although a company’s senior debt rating may be BBB-, an underlying security issued by such company in which the Fund invests may have a lower rating than BBB-. Below investment grade quality securities (below BBB- or Baa3), or securities that are unrated but judged to be below investment grade by the Investment Manager, are commonly referred to as “high yield” or “junk” securities and are regarded as having more speculative characteristics with respect to the payment of interest and repayment of principal. The maturities of debt securities in which the Fund will invest generally will be longer-term (ten years or more); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term debt securities.

Concentration in Financials Sector

The Fund also will invest 25% or more of its Managed Assets in the financials sector, which is comprised of the banks, diversified financials, real estate (including REITs) and insurance industries. From time to time, the Fund may have 25% or more of its Managed Assets invested in any one of these industries. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications. The Investment Manager retains broad discretion to allocate the Fund’s investments across various sectors and industries.

Foreign (Non-U.S.) Securities

The Fund may invest up to 100% of its Managed Assets in securities of non-U.S. companies, including up to 25% of its Managed Assets in securities of companies domiciled in emerging markets. The Fund will not invest more than 10% of its Managed Assets in securities of companies domiciled in any one emerging market country. The Fund may invest up to 50% of its Managed Assets in non-U.S. dollar denominated securities. The Investment Manager may hedge some or all of the Fund’s foreign currency exposure, and will hedge such exposure once it exceeds 20% of the Fund’s Managed Assets.

Many foreign companies issue both foreign currency and U.S. dollar-denominated preferred and debt securities. Those securities that are traded in the United States have characteristics that are similar to traditional and hybrid preferred securities. The Fund may also invest in securities of foreign companies in the form of ADRs, GDRs and EDRs. Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets. Depending on market conditions, the Fund also may, to a limited extent, enter into forward currency contracts to hedge the Fund’s foreign currency exposure in the event the Fund holds non-U.S. dollar denominated securities. The Investment Manager would only enter into such transactions to the extent consistent with the Fund’s investment objectives, and may determine not to hedge some or all of the Fund’s foreign currency exposure.

Other Investment Companies

The Fund may invest in securities of other investment companies, including open-end funds, closed-end funds or ETFs, such as other funds that invest primarily in preferred and/or debt securities as described herein, to the extent permitted under Section 12(d)(1) of the 1940 Act and the rules thereunder, or any exemption granted under the 1940 Act. The Fund also may invest in other funds either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive opportunities in the market.

An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent the Fund invests in shares of another fund, Common Shareholders would indirectly pay a portion of that fund’s expenses, including advisory fees, brokerage and other distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other funds. The securities of other funds may also be leveraged and will therefore be subject to similar leverage risks to which the Fund is subject. As described in the sections entitled “Use of Leverage” and “Use of Leverage—Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Other funds may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other funds, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

Derivatives

The Fund expects that its primary use of derivatives will be interest rate hedging transactions, primarily interest rate swap or cap transactions, designed to reduce the interest rate risk of its leverage. The Fund also may engage in interest rate transactions to hedge its interest rate exposure in its portfolio holdings. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the preferred shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate swap, and to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance on the Fund’s portfolio holdings or of the Fund’s Common Shares as a result of leverage.

Depending on market conditions, the Fund also may, to a limited extent, enter into forward currency contracts to hedge the Fund’s foreign currency exposure in the event the Fund holds non-U.S. dollar denominated securities. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers.

Foreign currency transactions may involve, for example, the Fund’s purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. The Fund’s success in these transactions will depend principally on the ability of the Investment Manager to predict accurately future foreign currency exchange rates. The Investment Manager would only enter into such transactions to the extent consistent with the Fund’s investment objectives, and may determine not to hedge any of the Fund’s foreign currency exposure.

In addition, the Fund may write (sell) index and stock covered call and put options on securities (including securities of ETFs), stock indices or custom baskets of securities that are traded on U.S. or foreign exchanges or over-the-counter. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) from the writer of the option at a designated price during the term of the option. An option on a securities index or basket of securities gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index or basket of securities and the exercise price of the option. The Fund may write a call or put option on a security (other than securities of ETFs) only if the option is “covered.” A call option on a security written by the Fund is covered if the Fund owns the underlying security covered by the call. The Fund will cover options on ETFs, stock indices or custom baskets by owning securities whose price changes, in the opinion of the Investment Manager, are expected to be similar to those of the ETF, index or basket, or in such other manner as may be in accordance with the rules of any exchange on which the option is traded and other applicable laws and regulations. The Fund may enter into these options transactions with the intention of earning option premiums that generate current income and may help to increase distributable income, although there can be no assurance that this will be achieved. The Fund also may engage in these transactions to seek to facilitate portfolio management and mitigate risks.

Common Stock

The Fund may invest up to 20% of its Managed Assets in common stocks, which represent residual ownership interest in issuers and include rights or warrants to purchase common stocks. Holders of common stocks are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The value of common stocks purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. Their value also may decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Securities of Master Limited Partnerships

The Fund may invest up to 20% of its Managed Assets in energy-related MLP securities. MLP securities will be in the form of: (i) equity securities of MLPs, including common units, preferred units and convertible subordinated units; (ii) debt securities of MLPs, including debt securities rated below investment grade; (iii) securities of MLP affiliates; (iv) securities of open-end funds, closed-end funds or ETFs that invest primarily in MLP securities as described herein and (v) exchange traded notes whose returns are linked to the returns of MLPs or MLP indices. The Fund considers an MLP to be energy-related if it derives at least 50% of its revenues from the exploration, development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources. The Fund may also invest in unregistered or otherwise restricted MLP securities. The Fund currently intends to invest primarily in MLP securities issued by entities organized in the United States.

Government Securities

The Fund may invest up to 20% of its Managed Assets in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Other obligations of certain agencies and instrumentalities of the U.S. Government are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover its investment from the U.S. Government.

Mortgage- and Asset-Backed Securities

The Fund may invest up to 20% of its Managed Assets in mortgage-backed and other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, CMOs, mortgage dollar rolls, CMO residuals, SMBSs and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations. One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or IO class), while the other class will receive the entire principal (the principal only, or PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities.

Other asset-backed securities may be structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Municipal Securities

The Fund may invest up to 20% of its Managed Assets in municipal securities, which includes debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities.

The two major classifications of municipal securities are bonds and notes. Bonds may be further classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with municipal securities, both within a particular classification and between classifications. The Fund does not anticipate meeting the requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to pass through income from municipal securities as tax free to Common Shareholders.

Other Transactions, Techniques and Investments

New Issues and Follow-On Offerings

In addition to purchasing securities in the secondary market, the Fund intends to seek investment opportunities in new issues and follow-on or secondary offerings of preferred securities. The Investment Manager, as an institutional investor, may have access to new issues and secondary offerings that may not be fully available to all investors. By investing in such offerings, the Investment Manager may be able to secure favorable terms for the Fund, such as attractive pricing relative to other securities available in the secondary market. The Investment Manager has developed relationships with issuers and underwriters that it believes could afford the Fund competitive advantages in evaluating and managing these investment opportunities in preferred securities.

Illiquid Securities

The Fund may invest up to 25% of its Managed Assets in illiquid securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Securities that do not have a readily available market may include certain small cap securities, such as small-sized REITs, or certain unrated securities. Illiquid securities have the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act of resales of certain securities to qualified institutional buyers, which generally creates a more liquid market for securities eligible for resale under Rule 144A than other types of restricted securities.

The Investment Manager will monitor the liquidity of restricted securities in the Fund’s portfolio, under the supervision of the Board of Directors. In reaching liquidity decisions, the Investment Manager will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Defensive Position

For temporary defensive purposes or to keep cash on hand fully invested, and following the offering of the Common Shares pending investment in securities that meet the Fund’s investment objectives, the Fund may invest up to 100% of its total assets in cash, cash equivalents, government securities and short-term fixed income securities. When and to the extent the Fund assumes a temporary defensive position, the Fund may not pursue or achieve its investment objectives.

Other Investments

The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See “Investment Objectives and Policies” in the SAI.

Certain of the Fund’s investment strategies may limit the amount of dividend income the Fund receives from qualifying for the reduced Federal income tax rates that may apply to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as QDI.

USE OF LEVERAGE

The Fund currently intends to seek to enhance its level of distributions and total return through the use of leverage. Under current market conditions, the Fund intends to utilize leverage in an amount up to 33 1/3% of its Managed Assets through Borrowings. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities. Although it has no current intention of doing so, the Fund may utilize additional forms of leverage through the issuance of Preferred Shares or through the use of proceeds from Reverse Repurchase Agreements, as discussed herein.

There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of its distributions or total return. The net asset value of the Fund’s Common Shares will be reduced by the issuance or incurrence costs of any leverage. Through leveraging, the Fund will seek to obtain a higher return for Common Shareholders than if the Fund did not utilize leverage. Leverage is a speculative technique and there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Under the 1940 Act, the Fund generally is not permitted to borrow money if the principal amount of such Borrowings exceeds 33 1/3% of the Fund’s assets less liabilities other than the Borrowings (i.e., the value of the Fund’s assets must be at least 300% of the principal amount of any Borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s assets, less liabilities other than the Borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the Borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares if, immediately after such issuance, the liquidation value of the outstanding Preferred Shares exceeds 50% of the Fund’s assets (including the proceeds from the issuance) less liabilities other than Borrowings (i.e., the value of the Fund’s assets must be at least 200% of the liquidation value of the outstanding Preferred Shares). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than Borrowings is at least 200% of such liquidation value. If the Fund issues Preferred Shares, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. If the Fund has Preferred Shares outstanding, two of the Fund’s Directors will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Directors of the Fund. See “Description of Shares — Preferred Shares.” The Fund has no current intention to issue Preferred Shares.

The Fund may enter into Reverse Repurchase Agreements involving the transfer by the Fund of portfolio securities to a financial institution with an agreement to repurchase such securities on a future date at a specified price. In return, the financial institution provides financing to the Fund equal to the discounted value of such securities. The use by the Fund of Reverse Repurchase Agreements effects a form of economic leverage, because the proceeds derived from such Reverse Repurchase Agreements may be invested in additional securities. At the time the Fund enters into a Reverse Repurchase Agreement, it will designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). As a result, a Reverse Repurchase Agreement will not be considered a Borrowing by the Fund. The amount of financing the Fund may obtain through Reverse Repurchase Agreements may not exceed 50% of the Fund’s total assets. The Fund has no current intention to use Reverse Repurchase Agreements for leverage.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for leverage or, if the Fund borrows from a lender, by the lender. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act. With respect to any Borrowings, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default under its lending arrangements. The Fund expects that any Borrowings would contain customary covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations.

Effects of Leverage

Assuming that leverage will represent approximately 33 1/3% of the Fund’s Managed Assets and charge interest or involve payment at a rate set by an interest rate transaction at an annual average rate of 1.30%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed 0.77% in order to cover such interest payments or payment rates and other expenses specifically related to leverage. Of course, these numbers are merely estimates, used for illustration. Actual dividend rates, interest, or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table assumes leverage in an aggregate amount equal to 33 1/3% of the Fund’s Managed Assets. See “Use of Leverage — Leverage Risk.”

Assumed Portfolio Total Return	-10%	-5%	0%	5%	10%
Common Share Total Return	-16.1%	-8.6%	-1.1%	6.3%	13.8%

If the Fund utilizes leverage, the investment management fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s Managed Assets, including the proceeds from leverage. Only the Fund’s Common Shareholders bear the cost of the Fund’s fees and expenses, including the costs associated with any leverage, which will be borne immediately by Common Shareholders. See “Summary of Fund Expenses.”

Leverage Risk

Utilization of leverage is a speculative investment technique and involves certain risks to Common Shareholders. These include the possibility of higher volatility of the net asset value of and distributions on the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Shareholders to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. Any decline in the net asset value of the Fund’s investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any Preferred Shares or prepay any Borrowings or Reverse Repurchase Agreements, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

In addition, such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction and could result in a termination payment by or to the Fund. See “Use of Leverage — Interest Rate Transactions.”

The use by the Fund of leverage through Reverse Repurchase Agreements would involve the risk that the market value of the securities acquired with the proceeds of the Reverse Repurchase Agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, Reverse Repurchase Agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the Reverse Repurchase Agreement may decline in price. If the buyer of securities under a Reverse Repurchase Agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The use by the Fund of leverage through

Reverse Repurchase Agreements also would involve the risk that the Fund could be required to sell securities at inopportune times or prices in order to repay leverage and the risk that the counterparty does not return the securities to the Fund.

Interest Rate Transactions

In order to seek to reduce the interest rate risk of the Fund’s leverage through Borrowings, which typically have a floating rate of interest, the Fund expects to enter into interest rate swap transactions as to the majority of such leverage. The Fund also may enter into interest rate cap transactions to reduce the interest rate risk of its leverage or its portfolio holdings.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the performance of the Fund’s Common Shares. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the performance of the Fund’s Common Shares. Buying interest rate caps could enhance the performance of the Fund’s Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net income of the Fund’s Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund would not enter into interest rate swap or cap transactions with an aggregate notional amount that exceeds the outstanding amount of the Fund’s leverage.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset dividend or interest payments. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the performance of the Fund’s Common Shares. Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Investment Manager believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Manager will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked to market daily.

The Fund may choose or be required to prepay any Borrowings or principal amounts of Reverse Repurchase Agreements, or redeem some or all of any outstanding Preferred Shares. This prepayment or redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination could result in termination payment by or to the Fund.

PRINCIPAL RISKS OF THE FUND

We are a non-diversified, closed-end fund designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that we will achieve our investment objectives.

No Operating History

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

Investment Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

Market Risk

Your investment in Common Shares represents an indirect investment in the preferred securities, debt securities and other assets owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may utilize leverage, which magnifies the market risk. See “Use of Leverage — Leverage Risk.”

Preferred Securities Risk

There are special risks associated with investing in preferred securities, including:

•

Deferral and Omission Risk. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

•

Credit and Subordination Risk. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

Interest Rate Risk. Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Preferred securities with longer periods before maturity may be more sensitive to interest rate changes.

•

Call and Reinvestment Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

•

Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

•

Limited Voting Rights Risk. Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a director or directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

•

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund. The Dodd-Frank Act and other proposed regulatory changes may increase issuers’ incentives to call or redeem a security prior to a specified date.

•

New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Manager believes that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility. The Dodd-Frank Act and proposed regulations could lead to the issuance of new forms of preferred and hybrid preferred securities with features such as automatic equity conversion and/or write downs from par value under certain circumstances.

The Dodd-Frank Act contains provisions which will make certain hybrid preferred securities less attractive for issuing banks, which is believed to be likely to result in a significant reduction in the issuance and, over time, availability of these types of securities and potentially in many outstanding issues being redeemed. These changes may negatively impact the prices of some securities, particularly those trading above their par values as the new legislation may make near-term redemptions at par possible. However, other securities may be positively affected, particularly those trading at discounts to par value. Such securities may experience an increase in market value from issuers’ redemption activity. A longer-term consequence of the relevant provisions of the Dodd-Frank Act, which are to be phased in over a period of a few years, is the potential for some types of preferred securities in which the Fund intends to invest to become more scarce and potentially less liquid. In addition, proposals of the Basel Committee on Banking Supervision to update capital requirements for banks globally, if finalized and adopted in the United States, would further limit the attractiveness to issuing banks of a broader range of preferred security types and possibly have more significant consequences, including a smaller market of issues and less liquidity. It is not possible to predict the impact of the Dodd-Frank Act and these proposals on the Fund’s ability to pursue its investment strategy. Although it is expected that over time new types of preferred securities in which the Fund may invest will be issued the availability of such investments cannot be determined.

Debt Securities Risk

There are special risks associated with investing in debt securities, including:

•

Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

•

Interest Rate Risk. Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Debt securities with longer periods before maturity may be more sensitive to interest rate changes.

•

Call Risk. Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

•	Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

•

Liquidity Risk. Certain debt securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

•

Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Convertible Securities Risk

Although to a lesser extent than with nonconvertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

Below Investment Grade Securities Risk

The Fund may invest in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as “junk bonds.” These securities are subject to a greater risk of default. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities.

Lower-rated securities, or equivalent unrated securities, may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and our ability to achieve our investment objectives may, to the extent we are invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if we were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which we could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

Risk of Concentration in the Financials Sector

Because the Fund invests 25% or more of its Managed Assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In many countries, companies in the financials sector are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial companies has resulted in increased competition and reduced profitability for certain companies. The profitability of many types of financial companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial companies are vulnerable to these economic cycles, the Fund’s investments in these companies may lose significant value during such periods.

The financial services industries also are subject to relatively rapid changes as a result of industry consolidation trends which may result in distinctions between different financial service segments (for example, banking, insurance and brokerage businesses) becoming less clear. In the recent past, the financial services industries have experienced considerable financial distress, which has led to the implementation of government programs designed to ease that distress.

Foreign (Non-U.S.) Securities Risk

Investments in foreign securities involve certain risks not involved in domestic investments. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of foreign securities can be volatile. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in foreign securities. Furthermore, certain investments in foreign securities also may be subject to foreign withholding taxes, and dividend income the Fund receives from foreign securities may not be eligible for reduced rates of taxation that may be applicable to QDI.

Investing in these foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

•	future foreign economic, financial, political and social developments;

•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•	less governmental supervision;

•	regulation changes;

•	changes in currency exchange rates;

•	less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

•	high and volatile rates of inflation;

•	fluctuating interest rates; and

•	different accounting, auditing and financial record-keeping standards and requirements.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;

•	rates of inflation;

•	capital reinvestment;

•	resources;

•	self-sufficiency; and

•	balance of payments position.

To the extent the Fund has significant investments in a geographic region or country, the Fund will be subject to the risks of adverse changes in that region or country.

As a result of these potential risks, the Investment Manager may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Investment Manager, have had no or limited prior experience.

Foreign Currency Risk

Although the Fund will report its net asset value and pay dividends in U.S. dollars, foreign securities often are purchased with, and make interest payments in, foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Emerging Markets Risk

Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

Investing in securities of companies in emerging markets also may entail risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions.

Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability.

Risks of Investing in Other Investment Companies

To the extent the Fund invests a portion of its assets in other investment companies, including open-end funds, closed-end funds, ETFs and other types of funds, those assets will be subject to the risks of the purchased funds’ portfolio securities, and a stockholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased funds. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other funds. Risks associated with investments in closed-end funds also generally include the risks described in this Prospectus associated with the Fund’s structure as a closed-end fund, including market risk, leverage risk, risk of market price discount from net asset value, risk of anti-takeover provisions and non-diversification. The Fund’s investments in other funds also are subject to the ability of the managers of those funds to achieve the funds’ investment objectives.

In addition, investments in closed-end funds may be subject to the following risks:

•	Dilution Risk. Strategies employed by a closed-end fund, such as rights offerings, may, under certain circumstances, have the effect of reducing its share price and the Fund’s proportionate interest.

•

Foreign Closed-End Fund Risk. Risks associated with investments in closed-end funds registered under foreign law may be different than those of investments in U.S. registered closed-end funds. Foreign registered funds are subject to a different regulatory regime that may be less rigorous than in the United States in areas such as governance and financial reporting requirements. There also may be less publicly available information about such funds, and investments in these funds may carry special tax consequences. In addition, foreign closed-end funds are generally subject to the risks of investing in other types of foreign securities.

An ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETF also incurs certain expenses not incurred by its applicable index. The market value of an ETF share may differ from its net asset value; the share may trade at a premium or discount to its net asset value, which may be due to, among other things, differences in the supply and demand in the market for the share and the supply and demand in the market for the underlying assets of the ETF. In addition, certain securities that are part of the index tracked by an ETF may, at times, be unavailable, which may impede the ETF’s ability to track its index. An ETF that utilizes leverage can, at times, be relatively illiquid, which can affect whether its share price approximates net asset value. As a result of using leverage, an ETF is subject to the risk of failure in the futures and options markets it uses to obtain leverage and the risk that a counterparty will default on its obligations, which can result in a loss to the Fund.

Derivatives Risk

The Fund’s use of interest rate hedging transactions, forward currency contracts and covered call and put options is subject to various risks associated with derivatives transactions. The use of interest rate hedging transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates on any leverage it incurs or any securities it holds. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. Depending on the state of interest rates in general, the use of interest rate hedging transactions could enhance or harm the overall performance of the Common Shares. For specific risks associated with interest rate hedging transactions, see “Use of Leverage — Interest Rate Transactions.”

In the event the Fund enters into forward currency contracts for hedging purposes, the Fund will be subject to currency exchange rates risk. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The Fund’s success in these transactions will depend principally on the ability of the Investment Manager to predict accurately future foreign currency exchange rates.

There are various risks associated with writing covered put and call options. In effect, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Fund with respect to which the option was written above the sum of the premium and the exercise price. For index options, this will depend, in part, on the extent of correlation of the performance of the Fund’s portfolio securities with the performance of the relevant index. Although this strategy will generally limit the Fund’s ability to benefit from the full appreciation potential of its stock investments underlying the options, the Fund retains the risk of loss (less premiums received) if the value of these stock invests declines. This combination of potentially limited appreciation and full depreciation over time may lead to erosion in the value of the Fund’s portfolio, and the Fund’s performance may be lower than it otherwise would have been if it did not write covered put and call options.

Additional risks associated with derivatives trading include:

Counterparty Risk. Because derivative transactions in which the Fund may engage may involve instruments that are not traded on an exchange but are instead traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Fund intends to enter into transactions only with counterparties which the Investment Manager believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

In the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Liquidity Risk. Derivative instruments, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets the Fund may not be able to close out a position without incurring a loss. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent profitable liquidation of positions, subjecting the Fund to the potential of greater losses.

Over-the-Counter Trading Risk. The derivative instruments that may be purchased or sold by the Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions.

Tracking/Correlation Risk. When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to risk of loss.

Common Stock Risk

Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

MLP Risk

An investment in MLP securities involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP securities have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs generally not being subject to entity-level Federal income taxes.

The Fund’s investments in energy-related MLPs are subject to risks associated with energy companies and the energy industry generally. Energy companies can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, exploration and production spending, the success of exploration projects, tax and other government regulations, weather or meteorological events, world events and economic conditions. Energy companies also may be affected by fluctuations in energy prices, energy conservation, exploration and production spending, government regulations, weather, world events and economic conditions.

Government Securities Risk

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to the Fund’s Common Shares. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Mortgage- and Asset-Backed Securities Risk

The risks associated with mortgage-related securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in value of the mortgage-related security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

Asset-backed securities involve certain risks in addition to those presented by mortgage-related securities: (1) primarily, these securities do not have the benefit of the same security interest in the underlying collateral as mortgage-related securities and are more dependent on the borrower’s ability to pay; (2) credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due; and (3) most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If these obligations are sold to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. There is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Municipal Securities Risk

Municipal securities are debt obligations issued by states or by political subdivisions or authorities of states. Municipal securities are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer’s power to levy taxes. Municipal securities are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer’s financial condition worsens or when the rating on a bond is decreased. Many municipal securities may be called or redeemed prior to their stated maturity. Lower-quality revenue bonds and other credit-sensitive municipal securities carry higher risks of default than general obligation bonds. In addition, the amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes and local and business developments, may adversely affect the yield and/or value of the Fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue.

Many municipal securities are subject to continuing requirements as to the actual use of the bond proceeds or manner of operation of the project financed from those proceeds that may affect the exemption of interest on such securities from U.S. Federal income taxation. The market for municipal securities is generally less liquid than for other securities, and therefore the price of municipal securities may be more volatile and subject to greater price fluctuations than securities with greater liquidity. In addition, an issuer’s ability to make income distributions generally depends on several factors including the financial condition of the issuer and general economic conditions.

Illiquid Securities Risk

Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Leverage Risk

The Fund currently intends to seek to enhance the level of its distributions and total return through leverage of approximately 33 1/3% of its Managed Assets (including the amount obtained from leverage) through the use of Borrowings. However, the Fund could engage in leverage up to the maximum permitted by the 1940 Act through the issuance of Preferred Shares. The Fund also is permitted to enter into Reverse Repurchase Agreements, the proceeds of which may be used for leverage. See “Use of Leverage — Leverage Risk.” Leverage is a speculative technique and there are special risks and costs associated with leveraging. If the Fund utilizes leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which include the principal amount of outstanding Borrowings the liquidation preference of Preferred Shares, if any, and the proceeds of any Reverse Repurchase Agreements.

Risk of Market Price Discount from Net Asset Value

Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Net asset value will be reduced immediately following the offering of the Common Shares by the sales load and the amount of organizational and offering expenses paid by the Fund. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, we cannot predict whether the shares will trade at, above or below net asset value, or at below or above the initial public offering price.

ADDITIONAL RISK CONSIDERATIONS

Management Risk

As an actively managed investment portfolio, the Fund is subject to management risk. The Investment Manager and each individual portfolio manager may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Portfolio Turnover Risk

The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Although the Fund cannot accurately predict its annual portfolio turnover rate, it may be greater than 100%. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund’s investment strategy so dictates. Higher portfolio turnover rates would result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Non-Diversified Status

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means we are not limited by the 1940 Act in the proportion of our assets that may be invested in the securities of a single issuer. However, we intend to conduct our operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for Federal income tax to the extent our earnings are distributed to stockholders. See “Taxation” in the SAI. To so qualify, among other requirements, we will limit our investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the value of our Managed Assets will be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses or any one or more qualified publicly traded partnerships and (ii) at least 50% of the value of our Managed Assets will be invested in cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the value of our Managed Assets will be invested in the securities of a single issuer and we will not own more than 10% of the outstanding voting securities of a single issuer. Because we, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company.

Risk of Anti-Takeover Provisions

Certain provisions of our Articles of Incorporation and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify our structure. The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Articles of Incorporation and conversion to open-end status. See “Description of Shares” and “Certain Provisions of the Articles of Incorporation and By-Laws.”

Market Disruption Risk

Global financial markets have recently experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States and around the world were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets. Volatile financial markets can expose the Fund to greater market and liquidity risk. Risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the Federal budget deficit and national debt, and the threat of inflation.

The instability in the financial markets has led governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

The aftermath of the wars in Iraq and Afghanistan and the continuing occupation of those countries, instability in the Middle East and terrorist attacks around the world have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation, terrorism or similar events in the future on the U.S. economy and securities markets.

The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio.

HOW THE FUND MANAGES RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk that are fundamental and may not be changed without the approval of the holders of a “majority of the outstanding” (as defined below) Common Shares and, if issued, Preferred Shares voting as a single class, and the approval of the holders of a majority of the Preferred Shares voting as a separate class. Under these limitations, the Fund may not: (1) issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief therefrom, or pledge, mortgage or hypothecate its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; (2) act as an underwriter of securities issued by other persons; (3) generally purchase or sell real estate or mortgages on real estate; (4) make loans to other persons except through the lending of securities held by it; or (5) invest more than 25% of its Managed Assets in securities of issuers in any one industry (except as discussed herein). Further information about and exceptions to these limitations are contained in the SAI under “Investment Objectives and Policies.” For these purposes, a “majority of the outstanding” shares means the lesser of (a) 67% of the Fund’s outstanding voting securities present at a stockholder meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Fund may become subject to guidelines that are more limiting than its investment restrictions in order to obtain and maintain ratings from NRSROs on any Preferred Shares that it issues. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s Common Shareholders or the Fund’s ability to achieve its investment objectives. See “Investment Objectives and Policies” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund has incurred leverage which begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may attempt to shorten the average maturity of its overall investment portfolio or may reduce its Borrowings or any Reverse Repurchase Agreements or extend the maturity of any outstanding Preferred Shares. The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing any Preferred Shares. As explained above under “Use of Leverage — Leverage Risk,” the success of any such attempt to limit leverage risk depends on the Investment Manager’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described in this paragraph.

Derivative Transactions

The Fund may enter into derivative transactions to manage risk. See “Principal Risks of the Fund — Derivatives Risk.”

Limitations on Borrowings, Preferred Shares and Reverse Repurchase Agreements

The Fund is limited under Section 18 of the 1940 Act in the level of Borrowings it may incur and the amount of Preferred Shares it may issue to 33 1/3% and 50%, respectively, of its total assets. See “Description of Shares — Limited Issuance of Preferred Shares and Borrowings.” A Reverse Repurchase Agreement would not be subject to the limitations imposed by Section 18 of the 1940 Act. As a result, if the Fund enters into Reverse Repurchase Agreements, it would be permitted to leverage more of its assets than would be permissible through the use of Borrowings and/or the issuance of Preferred Shares. The Fund’s financing, however, obtainable through Reverse Repurchase Agreements may not exceed 50% of the Fund’s total assets. To the extent the Fund enters into Reverse Repurchase Agreements, the Fund will designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). The Fund has no current intention to utilize leverage through the issuance of Preferred Shares or the use of Reverse Repurchase Agreements. See “Use of Leverage.”

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreement with its Investment Manager, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the Investment Manager and the Fund’s co-administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Manager

Cohen & Steers Capital Management, Inc., with offices located at 280 Park Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Directors of the Fund. The Investment Manager, a registered investment adviser, was formed in 1986, and as of September 30, 2010 had $31.2 billion of assets under management. Its clients include pension plans, endowment funds and registered investment companies, including some of the largest open-end and closed-end real estate funds. The Cohen & Steers Funds invest in U.S. and non-U.S. real estate investment trusts and other real estate securities, infrastructure securities, preferred and other fixed income securities and dividend paying large-cap value securities. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol “CNS.”

Investment Management Agreement

Under its Investment Management Agreement with the Fund, the Investment Manager furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager will be responsible for the management of the Fund’s portfolio. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Investment Manager.

For its services under the Investment Management Agreement, the Fund will pay the Investment Manager a monthly investment management fee computed at the annual rate of 0.70% of average daily Managed Assets. In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, listing expenses, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any. If the Fund utilizes leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which includes the net asset value of the Common Shares, the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of any Preferred Shares issued by the Fund and the proceeds of any Reverse Repurchase Agreements entered into by the Fund. The Fund’s investment management fees and other expenses are paid only by the Common Shareholders and not by holders of the Preferred Shares. See “Use of Leverage.”

Portfolio Managers

The Fund’s portfolio managers are:

Martin Cohen — Mr. Cohen is a director and co-chairman of the Fund. He is co-chairman and co-chief executive officer of the Investment Manager and CNS.

Robert H. Steers — Mr. Steers is a director and co-chairman of the Fund. He is co-chairman and co-chief executive officer of the Investment Manager and CNS.

Joseph M. Harvey — Mr. Harvey is a vice president of the Fund. He joined the Investment Manager in 1992 and currently serves as president of the Investment Manager and CNS. Mr. Harvey also is the Investment Manager’s global chief investment officer.

William F. Scapell — Mr. Scapell is a vice president of the Fund. He joined the Investment Manager in 2003 and currently serves as senior vice president of the Investment Manager and CNS. Prior to joining the Investment Manager, Mr. Scapell was a director in the fixed-income research department of Merrill Lynch & Co., Inc., where he also was its chief strategist for preferred securities. He was previously in bank supervision and monetary policy roles at the Federal Reserve Bank of New York for five years. Mr. Scapell is a Chartered Financial Analyst.

The Investment Manager utilizes a team-based approach in managing the Fund. Messrs. Cohen, Steers and Harvey lead the team. Mr. Scapell directs and supervises the execution of the Fund’s investment strategy, and leads and guides the other members of the investment team.

See “Management of the Fund — Compensation of Directors and Certain Officers” and “Investment Management and Other Services” in the SAI for further information about the Fund’s portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Administration and Co-Administration Agreement

Under its Administration Agreement with the Fund, the Investment Manager will have responsibility for providing administrative services and assisting the Fund with operational needs, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street as co-administrator under a fund accounting and administration agreement (the “Co-Administration Agreement”). Under the Co-Administration Agreement, State Street has assumed responsibility for certain fund administration services.

Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, 0.05% of the Fund’s average daily Managed Assets. Under the Co-Administration Agreement, the Fund pays State Street a monthly co-administration fee. The co-administration fee paid by the Fund to State Street is computed on the basis of the average daily Managed Assets of the Fund at an annual rate equal to 0.03% of the first $2.2 billion in assets, 0.02% of the next $2.2 billion, and 0.01% of assets in excess of $4.4 billion, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds in the Cohen & Steers fund complex to State Street is computed by calculating the effective rate for all the funds and multiplying the monthly average net assets of each respective fund in the complex by that effective rate. For those funds with preferred shares or borrowings outstanding, the monthly average net assets will be adjusted by the monthly average liquidation preference of the preferred shares. The Fund is then responsible for its pro rata amount of the aggregate administration fee. State Street also serves as the Fund’s custodian and BNY Mellon has been retained to serve as the Fund’s transfer agent, dividend disbursing agent and registrar. See “Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar.”

DIVIDENDS AND DISTRIBUTIONS

Depending on the size of the offering and existing market conditions, the Fund may make a special distribution in December 2010 in order for the Fund to avoid incurring excise tax liability for its 2010 operations.

Level Rate Distribution Policy

Subject to the determination of the Board of Directors to implement a Managed Distribution Policy, as discussed below, commencing with the Fund’s first regular distribution, the Fund intends to implement a Level Rate Distribution Policy, pursuant to which the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate is a fixed dollar amount which may be adjusted from time to time. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. Although the Fund intends to make distributions monthly, the ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year.

Distributions can only be made from net investment income after making any required payments on any interest rate transactions. The Fund’s ability to maintain a level distribution rate will depend on a number of factors, including the stability of income received from its investments. Over time, the Fund will distribute all of its net investment income. In addition, at least annually, the Fund intends to distribute all of its net realized capital gains, if any, to stockholders. The Fund expects to declare the initial monthly distribution on the Common Shares within approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. The net income of the Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. To permit the Fund to maintain a more stable monthly distribution, the Fund may initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value. See “Taxation.”

Managed Distribution Policy

The Fund may rely on an exemptive order from the Securities and Exchange Commission received by the Investment Manager and certain closed-end funds managed by the Investment Manager to implement a Managed Distribution Policy. If, for any distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets and may constitute a return of capital. The Fund’s final distribution for each calendar year would include any remaining net investment income and net realized capital gain undistributed during the year. In the event the Fund distributed in any calendar year amounts in excess of net investment income and net realized capital gain (such excess, the “Excess”), such distribution would decrease the Fund’s assets and, therefore, have the likely effect of increasing the Fund’s expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

A Managed Distribution Policy may require certain distributions that may be deemed a return of capital for tax purposes. For each taxable year, the Excess generally will be treated as a return of capital that is tax-free to the Common Shareholders, up to the amount of the stockholder’s tax basis in the applicable Common Shares, with any amounts exceeding such basis treated as gain from the sale of such Common Shares. In certain instances, the Fund may make distributions exceeding net capital gains for that year (as reduced by capital loss carryforwards) but not exceeding current earnings and profits, in which case those distributions will be taxable as ordinary income.

There is no guarantee that the Board of Directors will determine to implement a Managed Distribution Policy. The Board of Directors reserves the right to change the distribution policy from time to time and to amend or terminate a Level Rate Distribution Policy or a Managed Distribution Policy at any time without prior notice to Common Shareholders.

A Level Rate Distribution Policy or a Managed Distribution Policy would result in the payment of distributions in approximately the same amount or percentage to Common Shareholders each month. If the source of the distribution were the original capital contribution of the Common Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, Common Shareholders who periodically receive the payment of a distribution may be under the impression that they are receiving net profits when they are not. Common Shareholders should read any written disclosure regarding distributions carefully, and should not assume that the source of any distribution from the Fund is net profits.

Dividend Reinvestment Plan

The Fund has a dividend reinvestment plan commonly referred to as an “opt-out” plan. Each Common Shareholder who participates in the Plan will have all distributions of dividends automatically reinvested in additional Common Shares by BNY Mellon Shareholder Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, as agent (the “Plan Agent”). Common Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Common Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the Common Shareholders in administering the Plan. After the Fund declares a dividend, the Plan Agent will, as agent for the stockholders, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per Common Share plus estimated brokerage commissions on that date. The Plan Agent will have until the last business day before the next ex-dividend date for the Common Shares, but in no event more than 30 days after the distribution payment date (as the case may be, the “Purchase Period”), to invest the dividend or distribution in Common Shares purchased in the open market. During the Purchase Period, however, if at the close of business on any day on which net asset value is calculated, the net asset value of a Common Share equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such dividends or distributions shall be filled through the issuance of new Common Shares at the price set forth below. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per Common Share on the payment date.

Participants in the Plan may withdraw from the plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

In the case of stockholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are participants in the Plan. Common Shares may be purchased through any of the underwriters, acting as broker or, after the completion of this offering, acting as dealer.

The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividend distributions. Purchases and/or sales are usually made through a broker affiliated with BNY Mellon.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all stockholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all stockholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent by telephone at (866) 227-0757.

The automatic reinvestment of dividends will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions. See “Taxation.”

CLOSED-END STRUCTURE

The Fund is a newly organized, non-diversified closed-end management investment company. Closed-end investment companies differ from open-end investment companies (open-end funds or mutual funds) in that closed-end investment companies generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if you wish to sell your shares of a closed-end investment company you must trade them on the market like any other stock at the prevailing market price at that time. In an open-end fund, if the stockholder wishes to sell shares, the fund will redeem or buy back the shares at “net asset value.” Open-end funds generally offer new shares on a continuous basis to new investors, and closed-end investment companies generally do not. The continuous inflows and outflows of assets in an open-end fund can make it difficult to manage the fund’s investments. By comparison, closed-end investment companies are generally able to stay fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as leverage and investments in illiquid securities.

Shares of closed-end investment companies frequently trade at a discount to their net asset value. See “Principal Risks of the Fund — Risk of Market Price Discount From Net Asset Value.” Because of this possibility and the recognition that any such discount may not be in the best interest of stockholders, the Fund’s Board of Directors might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund’s Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share. See “Repurchase of Shares.” The Board of Directors may also consider converting the Fund to an open-end fund, which would require a vote of the stockholders of the Fund. See “Possible Conversion to Open-End Fund Status.”

REPURCHASE OF SHARES

Shares of closed-end investment companies often trade at a discount to net asset value, and the Fund’s shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Common Shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund’s net asset value, general market and economic conditions and other factors beyond the control of the Fund.

Although Common Shareholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or make tender offers for its shares at net asset value. During the pendency of any tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. For more information see “Repurchase of Shares” in the SAI. Repurchase of the Common Shares may have the effect of reducing any market discount to net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action on the Fund or its stockholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. See “Taxation” for a description of the potential tax consequences of a share repurchase.

POSSIBLE CONVERSION TO OPEN-END FUND STATUS

The Fund may be converted to an open-end fund at any time by a vote of the outstanding shares. See “Certain Provisions of the Articles of Incorporation and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end fund. If the Fund converted to an open-end fund, it would be required to redeem all of its Preferred Shares, if any, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), if any, and the Fund’s Common Shares would no longer be listed on the New York Stock Exchange. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end fund may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end funds typically engage in a continuous offering of their shares. Open-end funds are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAXATION

The following discussion offers only a brief outline of the U.S. Federal income tax consequences of investing in the Fund and is based on the U.S. Federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

The Fund intends to elect to be treated as, and intends to qualify annually as, a regulated investment company (a “RIC”) under Subchapter M of the Code. For each taxable year that the Fund otherwise qualifies as a RIC, it will not be subject to U.S. Federal income tax on that part of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its stockholders, if it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for that year (the “Distribution Requirement”). The Fund intends to make sufficient distributions of its investment company taxable income and net tax-exempt interest income, if any, each taxable year to meet the Distribution Requirement.

The Fund also currently intends to distribute all realized net capital gain each year. If, however, the Fund’s Board of Directors determines for any taxable year to retain all or a portion of the Fund’s net capital gain, that decision will not affect the Fund’s ability to qualify for treatment as a RIC, but will subject the Fund to a maximum tax rate of 35% of the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its stockholders, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain, and (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their U.S. Federal income tax liabilities. For U.S. Federal income tax purposes, the tax basis of shares owned by a Fund stockholder will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the stockholder’s gross income.

Certain of the Fund’s investment practices are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions and (ix) produce income that will not be qualifying income for purposes of the income requirement that applies to RICs.

The Fund’s transactions in non-U.S. currencies, non-U.S. currency-denominated debt obligations and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Fund’s investment in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit stockholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, stockholders will include in gross income from foreign sources their pro rata shares of such taxes. It is anticipated that stockholders of the Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for that calendar year (ii) 98% of its capital gain net income for the one-year period ending on October 31 of that calendar year (or for the calendar year if the Fund elects to use a calendar year) and (iii) any ordinary income and capital gains from previous years that were not distributed during those years and on which the Fund paid no U.S. Federal income tax. For this and other purposes, a distribution will be treated as paid by the Fund and received by the stockholders on December 31 if it is declared by the Fund in October, November or December of such year, made payable to stockholders of record on a date in such a month and paid by the Fund during January of the following year. Any such distribution thus will be taxable to stockholders whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If a portion of the Fund’s income consists of qualifying dividends paid by U.S. corporations, a portion of the dividends paid by the Fund to corporate stockholders, if properly designated, may qualify for the DRD, provided holding period and other requirements are met by both the Fund and the stockholder. In addition, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the stockholder. However, even if income received in the form of ordinary income is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other Federal income tax purposes. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain “qualified foreign corporations” (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock of which and with respect to which such dividend is paid is readily tradable on an established securities market in the United States), but not including a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code. There can be no assurance of what portion, if any, of the Fund’s distributions will be entitled to the lower tax rates that apply to qualified dividend income.

Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders’ respective holding periods for their Common Shares. Distributions, if any, in excess of the Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of a stockholder’s shares and, after that basis has been reduced to zero, will constitute a capital gain to the stockholder (assuming the shares are held as a capital asset).

Distributions are taxable whether stockholders receive cash or reinvest them in additional Common Shares through the Plan. Stockholders will be notified annually as to the U.S. Federal tax status of distributions.

The sale or other disposition of the Common Shares generally will be a taxable transaction for U.S. Federal income tax purposes. Selling holders of Common Shares generally will recognize gain or loss in an amount equal to the difference between the amount of cash and the fair market value of any property received in exchange therefor and their respective bases in such Common Shares. If the Common Shares are held as a capital asset, the gain or loss generally will be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Fund), if any, of the Common Shares by the Fund generally will give rise to capital gain or loss if the holder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Common Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

Generally, a holder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Capital gains of individuals are generally taxed at a maximum rate of tax of 15% for taxable years beginning on or before December 31, 2010 (after which time the maximum rate will increase to 20%). However, any loss realized upon a taxable disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or amounts credited to the holder as undistributed capital gains) with respect to such shares. Also, any loss realized upon a taxable disposition of Common Shares may be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the original shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired. Capital losses may be subject to other limitations imposed by the Code.

The Fund may be required to withhold, for U.S. Federal income taxes, a portion of all taxable dividends and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a stockholder has been notified by the IRS that such stockholder is subject to backup withholding. Certain stockholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the stockholder’s Federal income tax liability if the appropriate information is provided to the IRS.

Foreign stockholders, including stockholders who are nonresident aliens, will generally be subject to a U.S. tax of 30% on distributions of investment company taxable income (or lower treaty rate, except in the case of any excess inclusion income allocated to the stockholders), which tax is generally withheld from such distributions. Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax. In the case of a foreign stockholder, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign stockholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption (generally by providing an IRS Form W-8BEN).

If any distributions received by a foreign stockholder from the Fund (or amounts which are designated as undistributed capital gains) are effectively connected to a trade or business within the United States, the rules described in the preceding paragraph would not apply, and such foreign stockholder would generally be taxed on such amounts at the same rates applicable to U.S. stockholders. Also, such distributions (or undistributed capital gains) may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation.

If the Fund is a “U.S. real property holding corporation,” or would be but for the operation of certain exclusions, distributions by the Fund that are both attributable to gains from “U.S. real property interests” and realized on account of certain capital gain dividends from REITs, will generally cause a foreign stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States. Foreign stockholders would thus generally be taxed at the same rates applicable to U.S. stockholders, subject to a special alternative minimum tax in the case of nonresident alien individuals. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. Such distributions will be subject to U.S. withholding tax and will generally give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return. The treatment of distributions by the Fund attributable to gains from U.S. real property interests derived through REITs described above does not apply if the foreign stockholder-recipient has not owned more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and other tax consequences to them of an investment in the Common Shares.

The SAI summarizes further Federal income tax considerations that may apply to the Fund and its stockholders and may qualify the considerations discussed herein. Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

DESCRIPTION OF SHARES

Common Shares

The Fund is authorized to issue 250,000,000 shares of common stock, $.001 par value. The Board of Directors, with the approval of 50% of the Directors and without action by the Fund’s stockholders, may amend the Fund’s Articles of Incorporation to increase or decrease the total number of shares of stock of the Fund or the number of shares of any class that the Fund has authority to issue. The Common Shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The Common Shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable. Common Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the Common Shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Directors. Whenever Preferred Shares and Borrowings are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Preferred Shares and interest and principal payments on Borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution. See “—Preferred Shares” and “—Limited Use of Borrowings” below. The Fund’s Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “PSF.” Under the rules of the New York Stock Exchange applicable to listed companies, the Fund will be required to hold an annual meeting of stockholders in each year. The foregoing description and the description below under “Certain Provisions of the Articles of Incorporation and By-Laws” and above under “Possible Conversion to Open-End Fund Status” are subject to the provisions contained in the Fund’s Articles of Incorporation and By-Laws.

Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Investment Manager has agreed to pay all organizational expenses and offering costs (other than sales load, but including the $.00667 per Common Share partial reimbursement of expenses to the underwriters) that exceed $0.05 per Common Share. See “Use of Proceeds.”

As of the date of this Prospectus, the Investment Manager owned of record and beneficially shares of the Fund’s Common Shares constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

Fund Net Asset Value

The Fund will determine the net asset value of its shares daily on each day that the New York Stock Exchange is open for trading, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time) at the end of each day. Net asset value of our Common Shares is computed by dividing the value of all assets of the Fund (including accrued interest and dividends and current and deferred income tax assets), less all liabilities (including accrued expenses, distributions payable, any Borrowings, and liabilities under Reverse Repurchase Agreements) and less the liquidation preference of any outstanding Preferred Shares, by the total number of Common Shares outstanding. Any interest rate swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

For purposes of determining the net asset value per share of the Fund, readily marketable portfolio securities principally traded on any exchange or similar regulated market reporting contemporaneous transaction prices are valued, except as indicated below, at the last sale price reflected on such principal market on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, the bid price may be used. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund’s Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter are valued at the official closing prices as reported by sources as the Fund’s Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Fund’s Board of Directors to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the Investment Manager determines that bid and/or ask price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the net asset value of the Fund’s Common Shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Because the Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of securities held in the Fund may change on days when you will not be able to purchase or sell Fund shares on the New York Stock Exchange.

Preferred Shares

The Fund’s Articles of Incorporation authorize the Board of Directors, without approval of the Fund’s Common Shareholders, to classify any unissued shares of the Fund’s common stock into preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors. The Fund has no current intention to issue Preferred Shares.

Limited Issuance of Preferred Shares and Borrowings

Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation preference of up to one-half of the value of the Fund’s Managed Assets less liabilities other than Borrowings, measured immediately after issuance of the Preferred Shares. “Liquidation preference” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation preference of the Preferred Shares is less than one-half of the value of the Fund’s assets less liabilities other than Borrowings (determined after deducting the amount of such dividend or distribution) immediately after the distribution. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to such Borrowings, asset coverage means the ratio which the value of the assets of the Fund, less liabilities other than Borrowings, bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise.

The Fund intends to leverage approximately 33 1/3% of its Managed Assets (including the amount obtained from leverage), through the use of Borrowings, and may leverage in an amount up to the maximum extent permitted by the 1940 Act through the issuance of Preferred Shares. The Fund also could enter into Reverse Repurchase Agreements for leverage. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund’s portfolio and will subject Common Shareholders to less income and net asset value volatility than if the Fund were more leveraged. The Fund intends to purchase or redeem any Preferred Shares and/or reduce outstanding Borrowings if necessary to maintain required asset coverage.

In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more NRSROs which may issue ratings for Preferred Shares, if any, or commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Distribution Preference

Preferred Shares, if any, would have complete priority over the Fund’s Common Shares. Currently, the Fund has no intention to issue Preferred Shares.

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares, if any, will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

Voting Rights

Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the SAI and except as otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.

Holders of Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund’s Directors. The remaining Directors will be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund’s Directors until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Preferred Shares will be required, in addition to the combined single class vote of the holders of Preferred Shares and Common Shares.

Redemption, Purchase and Sale of Preferred Shares

The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase Preferred Shares and resell any shares so tendered. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See “Use of Leverage.”

The discussion above describes the Board of Directors’ present intention with respect to a possible offering of Preferred Shares. If the Board of Directors determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Articles of Incorporation.

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS

The Fund has provisions in its Articles of Incorporation and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of stockholders, and if at such time, the number of Directors shall be three (3) or more but not more than twelve (12), the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of stockholders in each year thereafter, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter. The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end fund. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the Common Shareholders unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund.

A “Continuing Director” is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund’s initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the votes entitled to be cast thereon by stockholders of the Fund will be required to amend the Articles of Incorporation to change any of the provisions in this paragraph and the preceding paragraph.

The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the stockholders of the Fund and (ii) in the case of a Business Combination, 66 2/3% of the votes entitled to be cast thereon by the stockholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i)    merger, consolidation or statutory share exchange of the Fund with or into any other entity;

(ii)    issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

(iii)    sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with Borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i) and (ii) and this clause (iii) above being known individually as a “Business Combination”);

(iv)    any voluntary liquidation or dissolution of the Fund or an amendment to the Fund’s Articles of Incorporation to terminate the Fund’s existence; or

(v)    any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under Federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require stockholder approval, no stockholder approval will be required. The Fund’s By-Laws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters generally no earlier than the 150th day nor later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; however, for the 2011 annual meeting of stockholders, the notice must be given not earlier than December 31, 2010 and not later than the close of business on January 31, 2011.

The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund’s stockholders generally.

Reference is made to the Articles of Incorporation and By-Laws of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

UNDERWRITING

Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as the representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this Prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of Common Shares set forth opposite the underwriter’s name.

Underwriter	Number of Common Shares
Wells Fargo Securities, LLC	3,800,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	4,250,000
Deutsche Bank Securities Inc.	750,000
J.J.B. Hilliard, W.L. Lyons, LLC	125,000
Janney Montgomery Scott LLC	100,000
Ladenburg Thalmann & Co. Inc.	275,000
Maxim Group LLC	100,000
Morgan Keegan & Company, Inc.	125,000
Oppenheimer & Co. Inc.	325,000
RBC Capital Markets LLC	450,000
Stifel, Nicolaus & Company, Incorporated	125,000
Wedbush Securities Inc.	200,000
Wunderlich Securities, Inc.	125,000
Andrew Garrett, Inc.	25,000
BB&T Capital Markets, a division of Scott & Stringfellow, LLC	25,000
Brean Murray, Carret & Co., LLC	25,000
Crowell, Weedon & Co.	25,000
David A. Noyes & Company	25,000
Dawson James Securities, Inc.	25,000
Dominick & Dominick LLC	25,000
Feltl and Company	25,000
Geoffrey Richards Securities Corp.	25,000
Henley & Company LLC	25,000
J. P. Turner & Company, L.L.C.	25,000
Johnston, Lemon & Co. Incorporated	25,000
Joseph Gunnar & Co. LLC	25,000
Newbridge Securities Corporation	25,000
Paulson Investment Company, Inc.	25,000
Southwest Securities, Inc.	25,000
Summit Brokerage Services, Inc.	25,000
Wayne Hummer Investments L.L.C.	25,000

Total	11,200,000

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) shown above if any of the Common Shares are purchased.

The underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $0.75 per share. The sales load the investors in the Fund will pay of $1.125 per share is equal to 4.5% of the public offering price. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before November 29, 2010. The representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Additional Compensation

The Investment Manager (and not the Fund) has agreed to pay to each of Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in the amount of $1,753,414.38 and $1,425,630.94, respectively. If the over-allotment option is not exercised, the structuring fee paid to Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated will not exceed 0.6262% and 0.5092%, respectively, of the total public offering price.

The total amount of the underwriters’ additional compensation payments by the Investment Manager described above will not exceed 4.5% of the total public offering price of the Common Shares offered hereby. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including sales load, expense reimbursement and all forms of additional compensation or structuring or sales incentive fee payments, if any, to the underwriters and other expenses, will be limited to not more than 5.7105% of the total public offering price of the Common Shares sold in this offering.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to 1,590,000 additional Common Shares at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional Common Shares approximately proportionate to that underwriter’s initial purchase commitment.

The Fund and the Investment Manager have agreed, for a period of 180 days from the date of this Prospectus, that they will not, without the prior written consent of Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of the underwriters, with certain exceptions, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares, provided that the Fund may issue and sell Common Shares pursuant to the Fund’s Dividend Reinvestment Plan.

To meet the New York Stock Exchange distribution requirements for trading, the underwriters have undertaken to sell Common Shares in a manner such that Common Shares are held by a minimum of 400 beneficial owners in lots of 100 or more, the minimum stock price will be at least $4.00 at the time of listing on the New York Stock Exchange, at least 1,100,000 Common Shares will be publicly held in the United States and the aggregate market value of publicly held shares in the United States will be at least $60 million. The Fund’s Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “PSF.”

The following table shows the sales load that investors in the Fund will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of Common Shares.

	No Exercise	Full Exercise
Per Common Share	$1.125	$1.125

Total	$12,600,000	$14,388,750

The Fund and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the New York Stock Exchange. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any underwriter. This Prospectus is to be used by any underwriter in connection with the offering and, during the period in which a Prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Wells Fargo Securities, LLC, on behalf of itself and the other underwriters, may purchase and sell the Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the underwriters’ over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option.

Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of Common Shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the New York Stock Exchange or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

A Prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than this Prospectus in electronic format, the information on any such underwriter’s website is not part of this Prospectus. The representatives may agree to allocate a number of Common Shares to underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the underwriters to securities dealers who resell Common Shares to online brokerage account holders.

The Fund anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may, from time to time, engage in transactions with or perform investment banking and advisory services for the Investment Manager and its affiliates in the ordinary course of business, for which such underwriters have received, and may expect to receive, customary fees and expenses.

The Investment Manager has purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of Wells Fargo Securities, LLC is 375 Park Avenue, New York, New York 10152. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York 10036.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

State Street Bank and Trust Company whose principal business address is One Lincoln Street, Boston, Massachusetts 21111 has been retained to act as custodian of the Fund’s investments, and The Bank of New York Mellon, whose principal business address is One Wall Street, New York, New York 10286, has been retained to serve as the Fund’s transfer and dividend disbursing agent and registrar.

Neither State Street nor BNY Mellon has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio.

REPORTS TO STOCKHOLDERS

The Fund will send unaudited semi-annual and audited annual reports to its stockholders, including a list of investments held.

LEGAL PROCEEDINGS

The boards of directors of three Cohen & Steers leveraged closed-end funds (not including the Fund) each received a letter from a law firm on behalf of purported holders of the fund’s common shares demanding that the boards of directors take action against the Investment Manager and the funds’ directors and officers to recover, for the benefit of the funds, alleged damages related to such parties’ alleged breaches of fiduciary duties related to the redemption of the funds’ auction preferred shares at their liquidation preference. In response to the demand letters, the funds’ boards of directors established a committee of independent directors to investigate the claims, and the committee retained independent counsel to assist it in conducting its investigation (the “Special Committee”).

Subsequently, two of the funds that received demand letters (not the Fund) were named as nominal defendants in putative shareholder derivative actions captioned Gammon v. Cohen & Steers Capital Management, Inc., et al. and Livson v. Cohen & Steers Capital Management, Inc., et al. filed in the Supreme Court of the State of New York, County of New York on August 26, 2010 and September 8, 2010, respectively (together, the “Complaints”). The Complaints, filed purportedly on behalf, and for the benefit, of the respective funds, name as defendants the Investment Manager, Cohen & Steers, Inc., the Investment Manager’s parent company, and the funds’ current officers (collectively, the “Defendants”), and name the respective funds as nominal defendants. The Complaints contain the same basic allegations contained in the demand letters and seek a declaration that the Investment Manager and fund officers have breached their fiduciary duties, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. The Defendants believe that the Complaints are without merit, and intend to defend vigorously against these charges. The Investment Manager believes that the Complaints will not have a material adverse effect on its ability to perform its obligations under its investment advisory agreement with any of the leveraged closed-end funds and other funds that it advises, including the Fund.

On November 1, 2010, after an extensive investigation conducted with the assistance of independent counsel, the Special Committee determined that the funds should not pursue claims based on the allegations in the demand letters and rejected the demands made in the letters.

VALIDITY OF THE COMMON SHARES

The validity of the Common Shares offered hereby is being passed on for the Fund by Stroock & Stroock & Lavan LLP, New York, New York, and certain other legal matters will be passed on for the underwriters by Simpson Thacher & Bartlett LLP. Venable LLP will opine on certain matters pertaining to Maryland law. Stroock & Stroock & Lavan LLP and Simpson Thacher & Bartlett LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

11,200,000 Shares

Cohen & Steers

Select Preferred and Income Fund, Inc.

Common Shares

$25.00 Per Share

PROSPECTUS

November 23, 2010

Wells Fargo Securities

BofA Merrill Lynch

Deutsche Bank Securities

J.J.B. Hilliard, W.L. Lyons, LLC

Janney Montgomery Scott

Ladenburg Thalmann & Co. Inc.

Maxim Group LLC

Morgan Keegan & Company, Inc.

Oppenheimer & Co.

RBC Capital Markets

Stifel Nicolaus Weisel

Wedbush Securities Inc.

Wunderlich Securities

Until December 18, 2010 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

280 PARK AVENUE

NEW YORK, NEW YORK 10017

(800) 330-7348

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC., DATED NOVEMBER 23, 2010, AS SUPPLEMENTED FROM TIME TO TIME (THE “PROSPECTUS”).

THIS STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THE PROSPECTUS. COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION AND PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY WRITING OR CALLING THE ADDRESS OR PHONE NUMBER SHOWN ABOVE.

Privacy Policy

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

The Fund does not receive any nonpublic personal information relating to the stockholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of stockholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these stockholders, the Fund also has access to specific information regarding their transactions in the Fund.

The Fund does not disclose any nonpublic personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary to service stockholder accounts. The Fund restricts access to nonpublic personal information about its stockholders to Cohen & Steers employees with a legitimate business need for the information.

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STATEMENT OF ADDITIONAL INFORMATION

Cohen & Steers Select Preferred and Income Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company organized as a Maryland corporation on August 16, 2010. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

The following descriptions supplement the descriptions of the principal investment objectives, policies, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund’s investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the stockholders.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of preferred and other income securities issued by U.S. and non-U.S. companies, including traditional preferred securities; hybrid preferred securities that have investment and economic characteristics of both preferred stock and debt securities; floating rate preferred securities; corporate debt securities; convertible securities; and securities of other open-end, closed-end or exchange-traded funds that invest primarily in preferred and/or debt securities as described in the Prospectus and herein. “Managed Assets” are the Fund’s net assets plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of any preferred shares issued by the Fund and the proceeds of any reverse repurchase agreements entered into by the Fund.

These securities may be across a wide range of sectors and industries. The Fund’s investments in common stocks, securities of master limited partnerships, government securities, mortgage-and asset-backed securities and municipal securities are not included for purposes of the Fund’s 80% investment policy.

Preferred Securities

There are two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Investment Manager also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be

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paid. The Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Pursuant to the dividends received deduction (the “DRD”), corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities issued by domestic corporations that are paid out of earnings and profits of the issuer. However, not all traditional preferred securities pay dividends that are eligible for the DRD, including preferred securities issued by real estate investment trusts (“REITs”). Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income (“QDI”) for taxable years beginning before January 1, 2011. There can be no assurance that the favorable tax treatment of QDI will continue following December 31, 2010. Further, not all traditional preferred securities will provide significant benefits under the rules relating to QDI, including preferred securities issued by REITs.

Hybrid-preferred Securities. Hybrid-preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust preferred securities (TRUPS®); enhanced trust preferred securities (Enhanced TRUPS®); trust-originated preferred securities (TOPrS®); monthly-income preferred securities (MIPS®); quarterly-income bond securities (QUIBS®);

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quarterly-income debt securities (QUIDS®); quarterly-income preferred securities (QUIPS SM); corporate trust securities (CorTS®); public income notes (PINES®); and other hybrid-preferred securities.(1)

Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for U.S. Federal income tax purposes and, as such, are not eligible for the DRD or the reduced rates of tax that may apply to QDI. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

In some cases traditional and hybrid securities may include loss absorption provisions that make the securities more equity like. This is particularly true in the financials sector, the largest preferred issuer segment. Events in global financial markets in recent periods have caused regulators to review the function and structure of preferred securities more closely. While loss absorption language is relatively rare in the preferred market today, it may become much more prevalent.

In one version of a preferred security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. Such securities may provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another preferred structure with loss absorption characteristics is the contingent convertible security (sometimes referred to as “CoCo’s”). These securities provide for mandatory conversion into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income

(1)	TOPrS is a registered service mark of Merrill Lynch & Co., Inc. MIPS and QUIDS are registered services marks, and QUIPS is a service mark, owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley & Co. Incorporated. CorTS and PINES are registered service marks owned by Citigroup Global Markets Inc.

5

rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.

Floating Rate Securities. The Fund may invest up to 100% of its total assets in floating rate preferred securities, which provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the prime rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.

Convertible Preferred Securities. Some preferred securities, generally known as convertible preferred securities, provide for an investor option to convert their holdings into common shares of the issuer. These securities may have lower rates of income than other preferred securities, and the conversion option may cause them to trade more like equities than typical fixed income instruments.

Debt Securities

In addition to investing in preferred securities, the Fund may invest in corporate debt securities. Other debt securities in which the Fund may invest include investments in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities, mortgage-backed and asset-backed securities, collateralized mortgage obligations and municipal securities. Debt securities may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors.

Corporate Debt Obligations. The Fund may invest in investment grade or below investment grade U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of the Fund, the Investment Manager may consider (i) general economic and financial conditions; (ii) the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer’s country; and, (iii) other considerations deemed appropriate.

U.S. Government Obligations. The Fund may invest in U.S. Government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity.

Other obligations are supported by the right of the issuer to borrow from the U.S. Treasury. Other obligations of certain agencies and instrumentalities of the U.S. Government are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover their investment from the U.S. Government.

Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various

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government agencies, as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If the Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.

When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.

Collateralized Mortgage Obligations (“CMOs”). The Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually.

CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. Government, and their income streams. CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, an issuer issues multiple series (e.g., Series A, B, C and Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

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Municipal Securities. The Fund may invest in “Municipal Securities,” which includes debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.

Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from Federal income tax, although current Federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from Federal income tax. However, interest on Municipal Securities may give rise to a Federal alternative minimum tax (AMT) liability and may have other collateral Federal income tax consequences.

The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Fund does not anticipate meeting the requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to pass through income from municipal securities as tax free to the Fund stockholders.

Floating Rate Loans. The Fund may invest in senior secured floating rate loans (“Senior Loans”). Senior Loans generally are made to corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a Borrower’s capital structure, pay interest at rates that are re-determined periodically on the basis of a floating base lending rate, such as the London Inter-bank Offered Rate (LIBOR), plus a premium. This floating rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Fund may invest in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk.

Senior Loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Fund’s investments in Senior Loans will be more dependent on the analytical abilities of the Investment Manager than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Investment Manager may consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.

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Bank Instruments. The Fund may invest in certificates of deposits, time deposits, and bankers’ acceptances from U.S. or foreign banks. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

The Fund may invest in certificates of deposit (Eurodollar CDs) and time deposits (Eurodollar time deposits) of foreign branches of domestic banks. Accordingly, an investment in a Fund may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible imposition of foreign country withholding taxes on interest income.

Below Investment Grade Securities

The Fund will, although it is not required to do so, seek to maintain a minimum BBB– weighted average senior debt rating of companies in which it invests. Although a company’s senior debt rating may be BBB–, an underlying security issued by such company in which the Fund invests may have a lower rating than BBB–. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments.

The Fund may invest in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as “high yield” or “junk” securities. These securities are subject to a greater risk of default. The prices of these lower-grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher-grade securities. Lower-grade securities tend to be less liquid than investment grade securities. The market values of lower-grade securities tend to be more volatile than investment grade securities. A security will be considered to be investment grade if it is rated as such by one of Moody’s Investor Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Group, a division of the McGraw Hill Companies (“S&P”), Fitch, Inc. (“Fitch”) or another NRSRO nationally recognized statistical ratings organization (“NRSRO”) or, if unrated, are judged to be investment grade by the Investment Manager.

Lower-rated securities, or equivalent unrated securities, may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher-quality debt securities, and the Fund’s ability to achieve its investment objectives may, to the extent the Fund is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

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It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

Foreign (Non-U.S.) Securities

The Fund may invest up to 100% of its Managed Assets in securities of foreign (non-U.S.) companies, including up to 25% of its Managed Assets in securities issued by companies domiciled in emerging market countries. The Fund will not invest more than 10% of its Managed Assets in securities of companies domiciled in any one emerging market country. The Fund may invest up to 50% of its Managed Assets in non-U.S. dollar denominated securities. The Investment Manager may hedge some or all of the Fund’s foreign currency exposure, and will hedge such exposure once it exceeds 20% of the Fund’s Managed Assets.

Investing in securities issued by foreign companies involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations which could extend settlement periods. Dividend income the Fund receives from foreign securities may not be eligible for the reduced rates of taxation that may be applicable to QDI. See “Taxation.”

Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability; and

•	diplomatic developments that could affect investments in those countries.

The Fund may also invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and similar depositary receipts. ADRs, typically issued by a financial institution (a depositary), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, GDRs are designated for use outside the United States. Ownership of ADRs and GDRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market liquidity, currency, political, information and other risks.

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Real Estate Companies

The Fund may invest significantly in the securities of real estate companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company also may have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to these properties may be limited.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

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Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

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Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

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Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions.

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Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including Federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, medical rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis.

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Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

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Insurance Issues. Certain real estate companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles.

•	Credit Risk. REITs may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively.

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Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.

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Smaller Companies. Even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks.

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REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of the Fund’s investments in REITs will consist of securities issued by equity REITs.

In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, U.S. REITs could possibly fail to qualify for pass-through of income under the Code, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Utility Companies

Utility companies in which the Fund may invest generally are involved in the generation, transmission, sale or distribution of electric energy; distribution, purification and treatment of water; or production, transmission or distribution of oil or natural gas. The Fund may invest significantly in securities of utility companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Investing in the utility sector includes the following risks:

•	high interest costs in connection with capital construction and improvement programs;

•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

•	governmental regulation of rates charged to customers;

•	costs associated with compliance with and changes in environmental and other regulations;

•	effects of economic slowdowns and surplus capacity;

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•	increased competition from other providers of utility services;

•	inexperience with and potential losses resulting from a developing deregulatory environment;

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costs associated with reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale and the effects of energy conservation policies, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers;

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effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes;

•	technological innovations that may render existing plants, equipment or products obsolete; and

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potential impact of terrorist activities on utility companies and their customers and the impact of natural or man-made disasters, including events such as the blackout that affected electric utility companies in many Mid-Atlantic and Midwest states in 2003.

Issuers in the utility sector may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric or gas utility as well as its expenses.

Telecommunications and Media Companies

Telecommunications companies in which the Fund may invest include companies principally engaged in the development, manufacture, or sale of communications services or communications equipment or provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media. Media companies invest create, own, and distribute various forms of printed, visual, audio, and interactive content, as well as information databases that they sell or lease to others. Examples include the Internet, newspaper, magazine, and book publishers, movie and television studios, advertising agencies, radio and television broadcasters, as well as cable television and direct satellite broadcast system operators. Risks of investing in the telecommunications and media sector includes many of the risks of investing in the utilities sector, including government regulation of rates of return and services that may be offered. Telecommunications products and services also may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition and strong market reactions to technological development.

Energy Companies

Energy companies in which the Fund may invest include companies in the discovery, development, production or distribution of energy or other natural resources, the development of technologies for the production or efficient use of energy and other natural resources, or the furnishing of related supplies or services. The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, exploration and production spending, the success of exploration projects, tax and other government regulations, weather or meteorological events, world events and economic conditions. The energy industries also may be affected by fluctuations in energy prices, energy conservation, exploration and production spending, government regulations, weather, world events and economic conditions.

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Healthcare Companies

Healthcare companies in which the Fund may invest encompass two main groups. The first group includes companies that manufacture health care supplies or provide health care-related services, including distributors of products, providers of basic health care services and owners and operators of care facilities and organizations. The second group includes companies in the research, development, production and marketing of pharmaceuticals and biotechnology products. Events affecting the health care industries include technological advances that make existing products and services obsolete, and changes in regulatory policies concerning approvals of new drugs, medical devices or procedures. In addition, changes in governmental payment systems and private payment systems, such as increased use of managed care arrangements, are risks in investing in the health care industries.

Industrial Companies

Industrial companies that the Fund may invest in include companies involved in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. These companies may include manufacturers of civil or military aerospace and defense equipment, building components and home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, providers of commercial printing services, and companies providing transportation services. A company is in industrial products, services or equipment industries if at the time of investment it is determine that at least 50% of the company’s assets, revenues or profits are derived from these industries.

The industrial products, services and equipment industries can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Derivative Instruments

Except as described in the Prospectus, the Fund has no current intention of entering into Derivatives Transactions (as defined below).

The Fund may, but is not required to, use, without limit, various strategic transactions described below to seek to increase return, facilitate portfolio management or mitigate risks. Although the Investment Manager may seek to use these kinds of transactions to further the Fund’s investment objectives, no assurance can be given that they will achieve this result. The Fund may enter into exchange-listed and over-the-counter (“OTC”) put and call options on securities (including securities of investment companies and baskets of securities), indexes, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase and sell derivative instruments that combine features of these instruments. The Fund may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future. Collectively, all of the above are referred to as Derivatives Transactions.

Derivatives Transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives Transactions may entail investment exposures that are greater than their

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cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of Derivatives Transactions the Fund could lose the entire amount of its investment; in other types of Derivatives Transactions the potential loss is theoretically unlimited.

The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives Transactions. The Fund could experience losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of Derivatives Transactions also is subject to the ability of the Investment Manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. Derivatives Transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of Derivatives Transactions may result in losses greater than if they had not been used (and a loss on a Derivatives Transaction position may be larger than the gain in a portfolio position being hedged), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to Derivatives Transactions may not otherwise be available to the Fund for investment purposes.

The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.

The Fund will be subject to credit risk with respect to the counterparties to certain Derivatives Transactions entered into by the Fund. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

The Fund will not be a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission). In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

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Cash Reserves

The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments and generally will not exceed 15% of total assets. If the Investment Manager has difficulty finding an adequate number of undervalued equity securities, all or any portion of the Fund’s assets may also be invested temporarily in money market instruments. Cash reserves in excess of 20% of total assets will be maintained for defensive purposes only.

Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. A repurchase agreement is an instrument under which an investor, such as the Fund, purchases a U.S. Government security from a counterparty, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. In such a case, the security is held by the Fund, in effect, as collateral for the repurchase obligation.

Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, such as Moody’s or S&P, certificates of deposit, bankers’ acceptances issued by domestic banks having total assets in excess of one billion dollars and money market mutual funds.

In entering into any repurchase agreement for the Fund, the Investment Manager will evaluate and monitor the creditworthiness of the counterparty. In the event that a counterparty should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal or income, in selling the collateral.

Securities Lending

The Fund may lend portfolio securities to broker/dealers or other institutions. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

Short Sales

The Fund may, but does not currently plan to, enter into short sales, provided the dollar amount of short sales at any one time would not exceed 25% of the Managed Assets of the Fund, and the value of securities of any one issuer in which the Fund is short would not exceed the lesser of 2% of the value of the Fund’s Managed Assets or 2% of the securities of any class of any issuer. The Fund must designate collateral consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked-to-market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as short sales against the box), the above requirements are not applicable.

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Master Limited Partnerships

The Fund may invest up to 20% of its Managed Assets in equity securities of MLPs. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for Federal income tax purposes. Similar to MLPs, LLCs typically do not pay Federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights

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to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

Other Investment Companies

The Fund may invest in other investment companies, including shares of open-end, management investment companies (commonly called mutual funds), closed-end funds and exchange-traded funds (“ETFs”). The Fund also may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive opportunities in the market. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management and other fees and expenses with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the Prospectus in the sections entitled “Use of Leverage” and “Use of Leverage—Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund may be limited in the amount the Fund and its affiliates can invest in any one fund (a “Portfolio Fund”) to 3% of the Portfolio Fund’s total outstanding stock. As a result, the Fund may hold a smaller position in a Portfolio Fund than if it were not subject to this restriction. To comply with provisions of the 1940 Act, on any matter upon which Portfolio Fund stockholders are solicited to vote the Investment Manager may be required to vote Portfolio Fund shares in the same general proportion as shares held by other stockholders of the Portfolio Fund.

ETFs are open-end investment companies whose shares are listed for trading on a national securities exchange or the Nasdaq National Market System. ETF shares such as iShares and SPDRs provide investment results that generally are intended to correspond to the price and yield performance of the component stocks of a widely recognized index such as the S&P 500® Index. There can be no assurance, however, that this can be accomplished as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. ETFs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. Individual shares of an ETF are generally not redeemable at their net asset value, but trade on an exchange during the day at prices that are normally close to, but not the same as, their net asset value. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their net asset values.

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INVESTMENT RESTRICTIONS

The investment objectives and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized.

The Fund may not:

1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief therefrom; or pledge, mortgage or hypothecate its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

3. Purchase or sell real estate or mortgages on real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and securities secured by real estate or interests therein, and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

4. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities;

5. Invest more than 25% of its Managed Assets in securities of issuers in any one industry (except as discussed herein); provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities; or

6. Acquire or retain securities of any investment company other than (a) in accordance with the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act and the rules thereunder, and (b) through the acquisition of securities of any investment company as part of a merger, consolidation or similar transaction.

The Fund may:

7. Purchase and sell commodities or commodity contracts, including futures contracts, to the maximum extent permitted by law.

The investment restrictions numbered 1 through 5 and number 7 in this Statement of Additional Information have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a “majority of the outstanding” Common Shares and Preferred Shares voting together as a single class, and of the holders of a “majority of the outstanding” Preferred Shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. With respect to investment restriction number 5, the Fund will invest 25% or more of its Managed Assets in the financial sector, which is comprised of the banks, diversified financials, real estate (including REITs) and insurance industries. From time to time, the Fund may have 25% or more of its Managed Assets invested in any one of those industries.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after the issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its

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Common Shares unless, at the time of such declaration, the value of the Fund’s total assets less liabilities other than borrowing is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. If the Fund has Preferred Shares outstanding, two of the Fund’s Directors will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, Preferred Shareholders would be entitled to elect a majority of the Directors of the Fund.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its Investment Manager, administrator, sub-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the Investment Manager and the Fund’s administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors.

Basic information about the identity and experience of each Director and officer is set forth in the charts below. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol “CNS.”

The Directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the fund complex, and other directorships held by the Director are set forth below.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(4)
Interested Directors(5)

Robert H. Steers Age: 57	Director and Co-Chairman	(3)	Co-Chairman and Co-Chief Executive Officer of the Investment Manager since 2003 and its parent, Cohen & Steers, Inc. (CNS), since 2004. Prior to that, Chairman of the Investment Manager; Vice President of Cohen & Steers Securities, LLC.	18	Since 1991
Martin Cohen(6) Age: 61	Director and Co-Chairman	(3)	Co-Chairman and Co-Chief Executive Officer of the Investment Manager since 2003 and CNS since 2004. Prior to that, President of the Investment Manager; Vice President of Cohen & Steers Securities, LLC.	18	Since 1991

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Name, Address and Age(1)	Position(s) Held with Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(4)
Independent Directors

Bonnie Cohen(6)(7) Age: 67	Director	(3)	Consultant; Board Member, Global Heritage Fund since 2002; Advisory Board member, Posse Foundation since 2004; President, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004; Board member, U.S. Department of Defense Business Board since 2010; Board member, Washington National Opera since 2007; Former Director, Reis, Inc. (real estate analytics firm) from 2003 to 2009; Former member of the Investment Committee, The Moriah Fund from 2002 to 2008; Former Board member, Foundation for Arts and Preservations in Embassies from 2001 to 2009; Former Under Secretary of State for Management, United States Department of State, 1996-2000.	18	Since 2001

George Grossman Age: 56	Director	(3)	Attorney-at-law.	18	Since 1993

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Name, Address and Age(1)	Position(s) Held with Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(4)
Richard E. Kroon Age: 67	Director	(3)	Member of Investment Committee, Monmouth University since 2004; Former Director, AmComp (workers’ compensation insurance company) from 1996 to 2003 and from 2004 to 2005; Former Director, Finlay Enterprises (fine jewelry retailing) from 2003 to 2006; Former Director, Prominence Networks (telecom equipment) from 2003 to 2005; Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	18	Since 2004

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Name, Address and Age(1)	Position(s) Held with Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(4)
Richard J. Norman Age: 66	Director	(3)	Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps since 2008; Member, Montgomery County, Maryland Department of Corrections Chaplains Corps since 2010; Special Representative, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	18	Since 2004

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Name, Address and Age(1)	Position(s) Held with Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(4)
Frank K. Ross(7) Age: 66	Director	(3)	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004; Former Board Member of NCRIC Group, Inc. (insurance) from 2004 to 2006; Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington DC offices from 1977 to 2003.	18	Since 2004

Willard H. Smith Jr. Age: 73	Director	(3)	Board member, Essex Property Trust, Inc. since 1996; Former Board member, Realty Income Corporation from 1996 to 2009; Former Board member, Highwoods Property Trust from 1996 to 2005; Former Board member, Crest Net Lease, Inc. from 1999 to 2009; Formerly, Managing Director at Merrill Lynch & Co., Equity Capital Markets Division, from 1983 to 1995.	18	Since 1996

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Name, Address and Age(1)	Position(s) Held with Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(4)
C. Edward Ward, Jr. Age: 63		(3)	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004; Formerly Director of closed-end fund management for the New York Stock Exchange where he worked from 1979 to 2004.	18	Since 2004

(1)	The address for all Directors is 280 Park Avenue, New York, NY 10017.
(2)	The Board of Directors has adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
(3)	Beginning with the first annual meeting of stockholders of the Fund held after the initial public offering of the Fund’s Common Shares, and if at such time, the number of Directors shall be three (3) or more but not more than twelve (12), the Board shall be divided into three classes: Class I, Class II and Class III. At the first annual meeting, Directors of Class I shall be elected to the Board for a term expiring at the next succeeding annual meeting of stockholders, Directors of Class II shall be elected to the Board for a term expiring at the second succeeding annual meeting of stockholders and Directors of Class III shall be elected to the Board for a term expiring at the third succeeding annual meeting of stockholders. At each subsequent annual meeting of stockholders, the Directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to their election, or thereafter in each case when their respective successors are elected and qualified.
(4)	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
(5)	“Interested persons,” as defined in the 1940 Act, of the Fund because of the affiliation with the Investment Manager (“Interested Directors”).
(6)	Martin Cohen and Bonnie Cohen are unrelated.
(7)	Solely as a result of her or his ownership of securities of one of the underwriters, Ms. Cohen and Mr. Ross an technically “interested persons” (as defined in the 1940 Act) of the Fund, until completion of this offering of Common Shares. After completion of this offering, Ms. Cohen and Mr. Ross will be Independent Directors (defined below).

Each Director has been a Director of the Fund since its inception. Additional information about each Independent Director (as defined below) follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors.

Bonnie Cohen—In addition to her tenure as a Director of various Cohen & Steers funds, Ms. Cohen served as the funds’ lead Independent Director for one year. She has also served in high ranking positions within the Federal government for the past 14 years. In addition, Ms. Cohen has served on the boards of several not-for-profit companies and charitable foundations and founded her own consulting firm. She also served on the board of a firm that analyzes the trends of commercial real estate.

George Grossman—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Grossman has practiced commercial and residential real estate law, real estate development, zoning and complex financing for over 30 years, managing his own law firm. Mr. Grossman also serves as the Chairman of the boards’

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Contracts Review Committees since 2004, coordinating the information presented to the boards in connection with the renewal of the funds’ management contracts as well as interacting with the independent third party service provider.

Richard E. Kroon—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Kroon has served as the complex’s lead Independent Director since 2006, acting as liaison between the boards and the Independent Directors. Mr. Kroon has over 30 years of business experience. In addition, he has served on the boards of several public and private companies, and charitable foundations.

Richard J. Norman—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Norman has served as the Chairman of the boards’ Governance Committees since 2004, acting as liaison between the boards and the Investment Company Institute. Mr. Norman has over 34 years of investment experience. He served as the Investment Chair of Maryland Public Television for over 10 years, administering various investment opportunities. He serves on various boards of several charitable foundations, including the Salvation Army, where he coordinates and oversees numerous fundraising efforts.

Frank K. Ross—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Ross has served as the Chairman of the boards’ Audit Committees since 2004, acting as liaison between the boards and the funds’ independent registered public accountants. Mr. Ross has over 35 years of public accounting and auditing experience. In addition, he is a visiting professor, teaching accounting, auditing and ethics courses at a private university, and serves as the audit committee chairman and a member of the human resources and compensation committees of a public utility company. He was on the board of NCRIC, Inc. from 2004 to 2006, at which point the company was sold. While on NCRIC’s board, he served on the audit and governance committees.

Willard H. Smith Jr.—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Smith has over 45 years of business experience. He currently serves as a board member of a publicly traded real estate investment trust.

C. Edward Ward, Jr.—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Ward has over 31 years of industry experience with closed-end investment companies, previously serving as Director of Closed-End Fund Management at the New York Stock Exchange. He also earned a master of business administration degree from Harvard University and currently serves as a trustee of a private university.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accountancy or law), public service or academic positions; experience from service as a board member (including the boards of other funds in the Cohen & Steers Fund Complex) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other specific requirements and factors considered by the Committee in identifying and selecting Director candidates (please see below).

To assist them in evaluating matters under Federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Investment Manager, and also may benefit from information provided by the Fund’s and the Investment Manager’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

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Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Fund’s directors not be “interested persons” (as defined in the 1940 Act) of the Fund and as such are not affiliated with the Investment Manager (“Independent Directors”). To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment management agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, over 75% of the Fund’s Directors are Independent Directors. The Chairmen of the Board are interested persons of the Fund, and the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel. The Board has determined that its leadership structure, in which the Independent Directors have designated a lead Independent Director to function as described above is appropriate in light of the services that the Investment Manager and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

The officers of the Fund (other than Messrs. Cohen & Steers, whose biographies are provided above), their addresses, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age(1)	Position(s) Held with Fund(2)	Principal Occupation(s) During At Least The Past Five Years	Length of Time Served(3)
Adam M. Derechin Age: 45	President and Chief Executive Officer	Chief Operating Officer of the Investment Manager since 2003 and prior to that, Senior Vice President of the Investment Manager.	2005

Joseph M. Harvey Age: 46	Vice President	President and Chief Investment Officer of the Investment Manager (since 2003) and President of CNS (since 2004).	2004

William F. Scapell Age: 43	Vice President	Senior Vice President of the Investment Manager since 2003. Prior to joining the Investment Manager, he was the chief strategist for preferred securities at Merrill Lynch & Co.	2004

Francis C. Poli Age: 47	Secretary	Executive Vice President, Secretary and General Counsel of the Investment Manager since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	2007

James Giallanza Age: 44	Treasurer and Chief Financial Officer	Senior Vice President of the Investment Manager since 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formerly Citigroup Asset Management) fund complex from August 2004 to September 2006;	2006

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Name, Address and Age(1)	Position(s) Held with Fund(2)	Principal Occupation(s) During At Least The Past Five Years	Length of Time Served(3)
Tina M. Payne Age: 35	Assistant Secretary	Senior Vice President and Associate General Counsel of the Investment Manager since January 2010. Prior thereto, Vice President and Associate General Counsel of the Investment Manager since June 2007. Prior thereto, Vice President and Counsel at PFPC Inc. (financial services company) from 2003 to 2007.	2007

Lester Lay Age: 47	Assistant Treasurer	Vice President of the Investment Manager since 2005. Prior thereto, Vice President of Morgan Stanley Investment Managers Inc.	2005

Neil Bloom Age: 39	Assistant Treasurer	Vice President of the Investment Manager since August 2008. Prior thereto, Senior Tax Manager at KPMG, LLP (accounting firm) since 2004.	2009

Lisa Phelan Age: 41	Chief Compliance Officer	Senior Vice President and Director of Compliance of the Investment Manager since 2007 and prior to that Vice President since 2006. Prior to joining the Investment Manager in 2004, she was Chief Compliance Officer of Avatar Associates and Overture Asset Managers from 2003 to 2004.	2006

(1)	The address for all officers is 280 Park Avenue, New York, NY 10017.
(2)	Each appointed by the Board of Directors and serves at the pleasure of the Board of Directors.
(3)	The length of time served represents the year in which the officer was first appointed to any fund in the Cohen & Steers Fund Complex.

All of the Fund’s officers are officers or employees of the Investment Manager their affiliations are provided under their principal business occupations.

The following table provides information concerning the dollar range of the Fund’s equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex.

	Dollar Range of Equity Securities in the Fund as of June 30, 2010	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Fund Complex as of June 30, 2010*
Robert H. Steers	None	Over $100,000
Martin Cohen	None	Over $100,000
Bonnie Cohen	None	Over $100,000
George Grossman	None	Over $100,000
Richard E. Kroon	None	Over $100,000

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	Dollar Range of Equity Securities in the Fund as of June 30, 2010	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Fund Complex as of June 30, 2010*
Richard J. Norman	None	Over $100,000
Frank K. Ross	None	$50,001-$100,000
Willard H. Smith Jr.	None	Over $100,000
C. Edward Ward, Jr.	None	$10,001-$50,000

*	Valued as of September 30, 2010.

Conflicts of Interest. None of the Independent Directors and none of their immediate family members, own any securities issued by the Investment Manager, or any person or entity (other than the Fund and other funds in the Cohen & Steers Fund Complex) directly or indirectly controlling, controlled by, or under common control with the Investment Manager.

Board’s Role in Fund Governance

Committees. The Fund’s Board of Directors has four standing committees of the Board, the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee. Each Committee is composed solely of Independent Directors. All of the Independent Directors are members of the Nominating and Contract Review Committees. The members of the Governance Committee are Messrs. Norman, Ward and Smith. The members of the Audit Committee are Ms. Cohen and Messrs. Ross, Kroon and Grossman.

The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund’s accounting and financial reporting process. The functions of the Nominating Committee are to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the Director nominees for any future meeting of stockholders and to set any necessary standards or qualifications for service on the Board of Directors. The Nominating Committee will consider nominees properly recommended by the Fund’s stockholders. Stockholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund’s Secretary. The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing investment management and other contracts that the Fund has with the Investment Manager and to select third parties to provide evaluative reports and other information regarding the services provided by the Investment Manager to the Board. The main function of the Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee will oversee, among other things, the structure and composition of the Board committees, the size of the Board, including the number of Independent Directors, and the compensation of Independent Directors for service on the Board and any Board committee.

Board’s Oversight Role in Management. The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Manager and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the lead Independent Director, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and the Investment Manager’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee Chairman maintains contact, with the Fund’s independent registered public accounting firm and the Fund’s Treasurer and Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Investment Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such

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as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Manager and certain service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. However, it is not possible to eliminate all of the risks to the Fund. The Board also receives reports from counsel to the Fund and the Investment Manager and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Compensation of Directors and Certain Officers

The following table sets forth estimated information regarding compensation expected to be paid to Directors by the Fund for the fiscal year ending December 31, 2010 and the aggregate compensation paid by the Cohen & Steers Fund Complex for the calendar year ended December 31, 2009. Officers of the Fund and Interested Directors do not receive any compensation from the Fund or any other fund in the Cohen & Steers Fund Complex except for the Chief Compliance Officer, who receives less than $60,000 any one fund. Prior to October 1, 2009, each Independent Director was paid an annual retainer of $4,500 per fund, and a fee of $500 per fund for each meeting attended and is reimbursed for the expenses of attendance at such meetings. In addition, the Cohen & Steers Fund Complex paid the chairs of the Governance Committee and the Contract Review Committee each an annual fee of $10,000, the chair of the Audit Committee an annual fee of $15,000 and the lead Independent Director an annual fee of $50,000. As of October 1, 2009, the Independent Directors are paid by the Cohen & Steers Fund Complex an annual base retainer of $95,000, paid quarterly and a $10,000 per meeting fee per quarter ($40,000 annually), and such fees are allocated over the Fund Complex based on average net assets of each fund. Additionally, the Audit Committee Chairman is paid $15,000 per year in the aggregate for his service as Chairman of the Audit Committees of the Cohen & Steers Fund Complex, the Contract Review and Governance Committee Chairmen are paid $10,000 per year in the aggregate for their work in connection with the Cohen & Steers Fund Complex and the lead Independent Director is paid $50,000 per year in the aggregate for his service as lead Independent Director of the Cohen & Steers Fund Complex. In the column headed “Total Compensation Paid to Directors By Fund Complex,” the compensation paid to each Director represents the twenty-one funds that each Director serves in the fund complex during the calendar year ended December 31, 2009. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

Name of Person, Position	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex Paid to Directors*
Bonnie Cohen, Director	$255	$136,125
Martin Cohen(1), Director and Co-Chairman	0	0
George Grossman, Director and Contract Review Committee Chairman	274	146,005
Richard E. Kroon, Director and Lead Independent Director	350	185,526
Richard J. Norman, Director and Governance Committee Chairman	274	146,005
Frank K. Ross, Director and Audit Committee Chairman	284	150,946
Willard H. Smith Jr., Director	255	136,125
Robert H. Steers(1), Director and Co-Chairman	0	0
C. Edward Ward, Jr., Director	255	136,125

*	As of September 18, 2009, one of the Cohen & Steers open-end funds was liquidated. As of December 18, 2009, two of the Cohen & Steers closed-end funds were merged into a third, surviving closed-end fund. The liquidation and the mergers resulted in eighteen funds remaining in the Fund Complex as of December 31, 2009. As of March 12, 2010, two of the Cohen & Steers closed-end funds were merged into two separate, surviving closed-end funds, resulting in 16 funds (not including the Fund) remaining in the Fund Complex as of the date of this SAI.
(1)	Interested Director.

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PRINCIPAL STOCKHOLDERS

As of the date of this SAI, no Director or officer owned any Common Shares. The Investment Manager owned of record and beneficially 4,200 shares of the Fund’s Common Shares, constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager

Cohen & Steers Capital Management, Inc., with offices located at 280 Park Avenue, New York, New York 10017, is the Investment Manager to the Fund. The Investment Manager, a registered investment adviser, was formed in 1986. Its current clients include pension plans of leading corporations, endowment funds and mutual funds, including each of the open-end and closed-end Cohen & Steers funds. Mr. Cohen and Mr. Steers are “controlling persons” of the Investment Manager on the basis of their ownership of the stock of CNS.

Pursuant to the Investment Management Agreement, the Investment Manager furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.

Under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of 0.70% of the average daily value of the Managed Assets of the Fund.

The Investment Manager also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the sub-administrator, the transfer agent and the custodian. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Investment Manager or its affiliates.

Portfolio Managers

Portfolio Managers. The Fund’s portfolio managers (each referred to as a “portfolio manager”) are listed below. Each portfolio manager manages other investment companies and/or investment vehicles and accounts in addition to the Fund. The following tables show, as of June 30, 2010 the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.

Martin Cohen

	Number of All Accounts	Total Assets of All Accounts
Registered Investment Companies	14	$11,297,199,000
Other Pooled Investment Vehicles	37*	$ 8,377,112,000*
Other Accounts	36*	$ 2,955,279,000*

Robert Steers

	Number of All Accounts	Total Assets of All Accounts
Registered Investment Companies	14	$11,297,199,000
Other Pooled Investment Vehicles	37*	$ 8,377,112,000*
Other Accounts	36*	$ 2,955,279,000*

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Joseph Harvey
	Number of All Accounts	Total Assets of All Accounts
Registered Investment Companies	14	$11,297,199,000
Other Pooled Investment Vehicles	37*	$ 8,377,112,000*
Other Accounts	36*	$ 2,955,279,000*

William Scapell

	Number of All Accounts	Total Assets of All Accounts
Registered Investment Companies	5	$4,819,588,000
Other Pooled Investment Vehicles	2	$ 38,833,000
Other Accounts	6	$ 441,918,000

*	Two Other Pooled Investment Vehicles, with total assets of $41,941,000, and four Other Accounts, with total assets of $362,347,000, are subject to performance-based fees.

Share Ownership. The Fund is a newly organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owns any securities issued by the Fund.

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, the portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Investment Manager. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Investment Manager strives to ensure that the portfolio manager endeavors to exercise his discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Investment Manager to allocate investment ideas pro rata to all accounts with the same primary investment objectives.

In addition, the portfolio managers may from time to time manage one or more accounts on behalf of the Investment Manager and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Investment Manager however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Investment Manager may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when

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this occurs, such security will remain in a client account only if the Applicant, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Investment Manager Compensation Structure. Compensation of the Investment Manager’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the Investment Manager’s parent, CNS. The Investment Manager’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Investment Manager’s investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. The Investment Manager compensates its portfolio managers based, in part, on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds and value-oriented benchmarks, including the Fund’s primary benchmark, the BofA Merrill Lynch Fixed Rate Preferred Securities Index, on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Investment Manager also may use other broader market measurements and blended benchmarks, including a blended benchmark of 50% BofA Merrill Lynch Fixed Rate Preferred Securities Index and 50% BofA Merrill Lynch U.S. Capital Securities Index, to assist in determining portfolio manager compensation. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Investment Manager varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Investment Manager and CNS. While the annual salaries of the Investment Manager’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Administrative Services

Pursuant to an Administration Agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund, including: (i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation of the Fund’s officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund’s registration statement, including Prospectus and Statement of Additional Information, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of periodic reports to the Fund’s stockholders and filing of these reports with the Securities and Exchange Commission, Forms N-SAR filed with the Securities and Exchange Commission, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual stockholders; (vi) supervising the daily pricing of the Fund’s investment portfolio and the publication of the net asset value of the Fund’s shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Fund, including the custodian, transfer agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with record-keeping requirements under the Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the custodian and transfer agent) and preparing and filing of tax reports other than the Fund’s income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, 0.05% of the Fund’s average daily Managed Assets.

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In accordance with the terms of the Administration Agreement and with the approval of the Fund’s Board of Directors, the Investment Manager has caused the Fund to retain State Street Bank and Trust Company (“State Street”) as co-administrator under a fund accounting and administration agreement (the “Co-Administration Agreement”). Under the Co-Administration Agreement, State Street has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund’s net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund’s books and records that are not maintained by the Investment Manager, custodian or transfer agent; (iii) preparing financial information for the Fund’s income tax returns, proxy statements, stockholder reports, and Securities and Exchange Commission filings; and (iv) responding to stockholder inquiries.

Under the terms of the Co-Administration Agreement, the Fund pays State Street a monthly co-administration fee. The co-administration fee paid by the Fund to State Street is computed on the basis of the average daily Managed Assets of the Fund at an annual rate equal to 0.03% of the first $2.2 billion in assets, 0.02% of the next $2.2 billion and 0.01% of assets in excess of $4.4 billion, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds. The Fund is then responsible for its pro rata amount of the aggregate administration fee.

The Investment Manager remains responsible for monitoring and overseeing the performance by State Street, and The Bank of New York Mellon as custodian and transfer and disbursing agent, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund’s Board of Directors.

Custodian and Transfer and Dividend Disbursing Agent

State Street Bank and Trust Company, which has its principal business office at One Lincoln Street, Boston, Massachusetts 21111, has been retained to act as custodian of the Fund’s investments and The Bank of New York Mellon which has its principal business office at One Wall Street, New York, New York 10286, as the Fund’s transfer and dividend disbursing agent. Neither State Street nor The Bank of New York Mellon has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio.

Code of Ethics

The Fund and the Investment Manager have adopted codes of ethics under Rule 17j-1 under the 1940 Act. The code of ethics of the Fund and the Investment Manager, among other things, prohibits management personnel from investing in REITs and real estate securities, preferred securities and initial public offerings and requires pre-approval for investments in Cohen & Steers closed-end funds and private placements. In addition, the Fund’s Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that the security is being considered for purchase or sale by the Fund, or is being purchased or sold by the Fund. The code of ethics can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (information on the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-5850), is available on the EDGAR Database on the Securities and Exchange Commission’s web site at http:\\www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or writing the Securities and Exchange Commission at Public Reference Section, Washington, D.C. 20549.

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PROXY VOTING

The Fund’s Board of Directors has delegated to the Investment Manager the responsibility for voting proxies on behalf of the Fund, and has determined that the Investment Manager will vote proxies with respect to those portfolio securities for which they have investment responsibility. A summary of the Investment Manager’s Proxy Voting Policies and Procedures is set forth in Appendix A.

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filings are available (i) without charge, upon request, by calling the Fund toll-free at (800) 437-9912 and (ii) on the SEC’s website (http://www.sec.gov).

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Manager. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Manager’s ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager’s expenses, it is not possible to estimate its value and in the opinion of the Investment Manager it does not reduce the Investment Manager’s expenses in a determinable amount. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its stockholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees).

DETERMINATION OF NET ASSET VALUE

The Fund will determine the net asset value of its shares daily on each day that the New York Stock Exchange is open for trading, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time) at the end of each day. Net asset value of the Fund’s Common Shares is computed by dividing

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the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends, any borrowings from financial institutions and liabilities under reverse repurchase agreements) and less the liquidation preference of any outstanding preferred shares, by the total number of shares outstanding. Any interest rate swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

For purposes of determining the net asset value per share of the Fund, readily marketable portfolio securities principally traded on any exchange or similar regulated market reporting contemporaneous transaction prices are valued, except as indicated below, at the last sale price reflected on such principal market on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, the bid price may be used. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund’s Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter are valued at the official closing prices as reported by sources as the Fund’s Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Fund’s Board of Directors to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the Investment Manager determines that bid and/or ask price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the net asset value of the Fund’s Common Shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Because the Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of securities held in the Fund may change on days when you will not be able to buy or sell Fund shares on the New York Stock Exchange.

REPURCHASE OF SHARES

The Fund is a closed-end investment company and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead the Fund’s shares will trade in the open market at a price that will be a

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function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of shares, which may include the repurchase of such shares in the open market, private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Board of Directors may not decide to take any of these actions. During the pendency of a tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Fund may use the accumulation of cash to finance repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations under each of those Acts.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Directors at the time it considers the issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund’s status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or a suspension of payment by U.S. banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by institutions or on the exchange of foreign currency, (e) commencement of armed hostilities or other international or national calamity directly or indirectly involving the United States, or material escalation of ongoing conflicts such as those in Iraq and Afghanistan or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its stockholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action, the Fund’s Board of Directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action on the Fund or its stockholders and market considerations. Based on the considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.

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TAXATION

Set forth below is a discussion of certain U.S. Federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of Federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the Federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund

The Fund intends to elect to be treated as and intends to qualify annually as, a regulated investment company under the Code.

To qualify for the favorable U.S. Federal income tax treatment generally accorded to a regulated investment company, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. Federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a Qualified Publicly Traded Partnership); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its investment company taxable income (which includes among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividend paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to stockholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund generally must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, unless the Fund elects to use a calendar year, and (3) any ordinary income and capital gain net income for previous years that was not distributed during those years and on which the Fund paid no U.S. Federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If for any taxable year the Fund does not qualify as a regulated investment company or satisfy the 90% distribution requirement, all of its taxable income (including its net capital gain) will be subject to U.S. Federal

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income tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable to stockholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Distributions

Dividends paid out of the Fund’s current and accumulated earnings and profits will, except in the case of QDI and capital gain dividends described below, be taxable to a U.S. stockholder as ordinary income. For taxable years beginning on or before December 31, 2010 (which date may be extended by future legislation), QDI received by individual stockholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. QDI generally includes dividends from domestic corporations and dividends from “qualified foreign corporations.” Dividends paid by REITs will not generally be eligible to qualify as QDI. A foreign corporation is a “qualified foreign corporation” if it is (1) incorporated in a possession of the United States or is eligible for benefits of a comprehensive income tax treaty with the United States that the United States Treasury Department determines is satisfactory for this purpose and that includes an exchange of information program or (2) any other foreign corporation with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A “qualified foreign corporation” does not include any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. The Fund generally can pass the tax treatment of QDI it receives through to Fund stockholders. For the Fund to receive qualified dividend income, the Fund must meet certain holding period requirements for the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the holding period requirements, apply to each stockholder’s investment in the Fund. The provisions of the Code applicable to QDI and the 15% maximum individual tax rate on long-term capital gains are currently effective through 2010. Thereafter, QDI will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. The Fund cannot predict at this time what portion, if any, of the Fund’s distributions will be entitled to the lower tax rates that apply to QDI.

Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a stockholder as long-term capital gains, regardless of how long the stockholder has held its Common Shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010. The income tax rates described herein may be extended or modified for some or all taxpayers by future legislation.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a stockholder as a return of capital which is applied against and reduces the stockholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her shares, the excess will be treated by the stockholder as gain from a sale or exchange of the shares.

Dividends designated by the Fund and received by corporate stockholders of the Fund will qualify for the dividends received deduction (the “DRD”) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations (other than REITs) for the taxable year. For this purpose, a dividend received by the Fund will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is

39

under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if the corporate stockholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or by application of the Code.

For taxable years beginning after December 31, 2012, recently enacted legislation will generally impose a tax on the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to our Common Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. Federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our Common Shares), but will be reduced by any deductions properly allocable to such income or net gain. Common Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each stockholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

Stockholders will be notified annually as to the U.S. Federal tax status of distributions.

Sale or Exchange of Fund Shares

A stockholder generally will recognize gain or loss on the sale or exchange of shares of the Fund in an amount equal to the difference between the amount of cash and the fair market value of any property received on the sale and the stockholder’s adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the stockholder’s holding period for the shares. Generally, a stockholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited to the stockholder as undistributed capital gains) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) with other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss. The ability to otherwise deduct capital losses may be subject to other limitations imposed by the Code.

If a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder (or a greater loss over a combination of years), the stockholder must file with the Internal Revenue Service (IRS) a disclosure statement on Form 8886. Significant penalties may be imposed upon a failure to comply with this reporting requirement. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all regulated investment companies. The fact that a loss is reportable under these reporting requirements does not affect the legal determination of whether the taxpayer’s

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treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions and (ix) produce income that will not be qualifying income for purposes of the 90% gross income requirement that applies to regulated investment companies.

Original Issue Discount Securities

Investments by the Fund in zero coupon, payment-in-kind, or other discount or accrual securities will result in income to the Fund equal to a portion of the excess of the face value of the securities (as well as certain interest that is not unconditionally payable in every accrual period) over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund may not receive concurrent cash interest payments. Similarly, the Fund may be required to accrue income with respect to certain redeemable preferred securities. This original issue discount and other accrued income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of Federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.

Market Discount Bonds

Gains derived by the Fund from the disposition of any market discount bonds (e.g., bonds purchased other than at original issue, where the face value of the bonds (or, in the case of bonds issued with original issue discount, their revised issue price) exceeds their purchase price) held by the Fund will be taxed as ordinary income to the extent of the accrued market discount of the bonds, unless the Fund elects to include the market discount in income as it accrues.

Certain Higher-Risk and High-Yield Securities

Investments in debt obligations that are at risk of or are in default present special tax issues. The tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a holder of such obligations should recognize market discount on the debt obligations, when the holder may cease to accrue interest, original issue discount or market discount, when and to what extent a holder may take deductions for bad debts or worthless securities, and how a holder should allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by the Fund as part of the Fund’s efforts to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Investment in Non-U.S. Securities

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign

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countries, which may entitle the Fund to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s stockholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each stockholder would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each stockholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual stockholder who does not itemize deductions. In certain circumstances, a stockholder that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to flow-through. The Fund does not anticipate meeting the requirements under the Code to pass through foreign taxes to its stockholders.

Passive Foreign Investment Company

If the Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. Federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its stockholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. However, the Fund will be unable to make a QEF election unless certain information is received from the PFIC, and there can be no assurance the PFIC will provide such information. Alternatively, the Fund can, in certain cases, elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as QDI.

A PFIC is any foreign corporation: (1) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active businesses and certain income received from related persons.

Options and Hedging Transactions

The taxation of equity options and over-the-counter options on debt securities is governed by Section 1234 of the Code. Pursuant to Section 1234 of the Code, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If a call option written by the Fund is

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exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security, and any resulting gain or loss will be capital gain or loss and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options, futures contracts and forward contracts in which the Fund may invest are “Section 1256 contracts” governed by Section 1256 of the Code. Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31, unless the Fund elects to use a calendar year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in “straddles” for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. The tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to stockholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to stockholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed prior to the end of the 30th day after the close of the taxable year, if certain conditions are met.

Foreign Currency Transactions

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

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Investments in Securities of Uncertain Tax Character

The Fund may invest in preferred securities or other securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Investments in Mortgage Entities

Special tax rules may apply to investments by the Fund in entities which invest in or finance mortgage debt. Such investments include residual interests in “real estate mortgage investment conduits” (“REMICs”) and interests in a “real estate investment trust” (“REIT”) which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code.

Such investments may result in the Fund receiving “excess inclusion income,” which will be subject to tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to stockholders of the regulated investment company in proportion to the dividends received by such stockholders, with the same consequences as if the stockholders held the related mortgage entity directly. In general, excess inclusion income allocated to stockholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income (“UBTI”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. Federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. Federal income tax rate imposed on corporations. Certain reporting requirements apply to regulated investment companies that have excess inclusion income. The Investment Manager does not intend on behalf of the Fund to invest in mortgage entities that generate excess inclusion income for the Fund.

Tax-Exempt Stockholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to stockholders of) UBTI from being realized by its tax-exempt stockholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt stockholder could realize UBTI by virtue of its investment in the Common Shares if those shares constitute debt-financed property in the hands of the tax-exempt stockholder within the meaning of Section 514(b) of the Code. As noted above, a tax-exempt stockholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Borrowings

If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore,

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jeopardize the Fund’s qualification for taxation as a regulated investment company and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

If a stockholder fails to furnish a correct taxpayer identification number, or fails to make required certifications or has been notified by the IRS that the stockholder is subject to “backup withholding,” the stockholder may be subject to a “backup withholding” tax with respect to (1) dividends and (2) the proceeds of any sales or repurchases of Common Shares. An individual’s taxpayer identification number is generally his or her social security number. Certain stockholders specified in the Code or the Treasury regulations promulgated thereunder generally are exempt from backup withholding. Backup withholding is not an additional tax and any amounts withheld will be allowed as a refund or a credit against a taxpayer’s U.S. Federal income tax liability if the appropriate information is provided to the IRS.

Foreign Stockholders

U.S. taxation of a stockholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate or a foreign corporation (“foreign stockholder”) as defined in the Code, depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the stockholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the stockholders (see “Taxation—Investment in Mortgage Entities” above)), which tax is generally withheld from such distributions. Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax. In the case of a foreign stockholder, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign stockholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption (generally by providing an IRS Form W-8BEN).

If the Fund is a “U.S. real property holding corporation,” or would be but for the operation of certain exclusions, distributions by the Fund that are both attributable to gains from “U.S. real property interests” and realized on account of certain capital gain dividends from REITs, will generally cause the foreign stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States (subject to the rules described below for effectively connected income). Generally, the Fund is required to withhold at a 35% rate on a distribution to a foreign stockholder attributable to such gains, and such a distribution may subject a foreign stockholder to a U.S. tax filing obligation and may create a branch profits tax liability for foreign corporate stockholders. Under a de minimis exception to the rule described above, if a foreign stockholder has not held more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution, the foreign stockholder is not treated as receiving a distribution attributable to gains from U.S. real property interests derived through REITs, but is, instead, treated as receiving an ordinary distribution subject to U.S. tax at the rate of 30% (or lower treaty rate).

Any gain that a foreign stockholder realizes upon the sale or exchange of such stockholder’s shares of the Fund will ordinarily be exempt from U.S. tax unless (i) in the case of a stockholder that is a nonresident alien individual, the gain is U.S. source income and such stockholder is physically present in the United States for

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more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign stockholder held such shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a U.S. real property holding corporation and the foreign stockholder actually or constructively held more than 5% of the Fund’s shares. In the latter event the gain would be subject to withholding tax and otherwise taxed in the same manner as for a U.S. stockholder, as discussed above. A corporation is a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.

Foreign stockholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a United States trade or business may be treated as having received such distributions. All stockholders of the Fund should consult their tax advisors regarding the application of the foregoing rule.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The Hiring Incentives to Restore Employment Act

Under recently enacted legislation that is generally effective in respect of payments made after December 31, 2012, certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends and interest (all such payments, “withholdable payments”), which are made to a “foreign financial institution,” which term may include certain foreign stockholders, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, “United States accounts”), and prescribed reporting requirements in respect of its United States accounts. Further, a 30% withholding tax may apply in respect of payments by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations. The legislation further imposes a 30% withholding tax on certain payments to non-financial foreign entities. The scope of this new legislation is not entirely clear and no assurance can be given that some or all of the income of the Fund and certain of its stockholders will not be subject to any of the new withholding taxes or that information will not be required to be reported to the IRS in respect of a stockholder’s interest in the Fund. To comply with the requirements of the new legislation, the Fund may, in appropriate circumstances, require stockholders to provide information and tax documentation regarding their direct and indirect owners.

46

The new legislation also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a “specified foreign financial asset” if the aggregate value of all such assets held by such individual exceed $50,000. Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets. This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010. The scope of this reporting requirement is not entirely clear and all stockholders should consult their own tax advisers as to whether reporting may be required in respect of their indirect interests in the investments of the Fund.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that have been, and in the future may be, initiated in Congress. For example, several provisions of the Code relating to the taxation of regulated investment companies and their foreign stockholders expired at the end of 2009, and it is possible that those provisions could be legislatively extended, with potential retroactive applications to the beginning of 2010. Similarly, several preferential tax provisions discussed herein (including the taxation to individuals of qualified dividend income at capital gains rates, as well as certain preferential tax rates) are set to expire at the end of 2010, but may, through legislative action be extended or otherwise modified. It is not possible to predict at this time the extent to which any bills and/or proposals before Congress will be enacted and signed into law, and, if enacted, what their final form and effective dates will be. In addition, other bills and proposals could be enacted that would change the tax consequences described herein of an investment in the Fund. Prospective investors should consult their own tax advisers regarding the status of proposed legislation and the effect, if any, on their investment in the Fund.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Stockholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Other Taxation

Fund stockholders may be subject to state, local and foreign taxes on their Fund distributions. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP serves as counsel to the Fund, and is located at 180 Maiden Lane, New York, New York 10038. PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, New York 10017, have been appointed as independent registered public accounting firm for the Fund. The statement of assets and liabilities of the Fund as of October 6, 2010 included in this Statement of Additional Information has been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of the firm as experts in auditing and accounting.

47

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

as of October 6, 2010

Assets:
Cash	$100,296

Total Assets	$100,296
Liabilities:
Total Liabilities	—

Net Assets applicable to 4,200 shares of $.001 par value common stock outstanding	$100,296

Net asset value per Common Shares outstanding ($100,296 divided by 4,200 Common Shares outstanding)	$23.88

NOTES TO FINANCIAL STATEMENT

Note 1: Organization

Cohen & Steers Select Preferred and Income Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on August 16, 2010 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund has been inactive since that date except for matters relating to the Fund’s establishment, designation, registration of the Fund’s shares of common stock (“Shares”) under the Securities Act of 1933, as amended, and the sale of 4,200 Shares (“Initial Shares”) for $100,296 to Cohen & Steers Capital Management, Inc. (the “Investment Manager”). The proceeds of such Initial Shares in the Fund were held in cash. There are 250,000,000 shares of $0.001 par value common stock authorized.

The Investment Manager has agreed to pay all organization expenses (approximately $50,000) and pay all offering costs (other than the sales load but including $.00667 per Common Share partial reimbursement of expenses to the underwriters as well as commissions paid by the Investment Manager to its internal sales associates) that exceed $0.05 per Common Share. The total offering costs of the Fund are expected to be approximately $1,122,000, of which the Fund is expected to bear $400,000.

Note 2: Accounting Policies

The preparation of the financial statement in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 3: Investment Management Agreement

The Fund has entered into an Investment Management Agreement with the Investment Manager, pursuant to which the Investment Manager will provide general investment advisory services for the Fund. For providing these services, the Investment Manager will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 0.70% of the Fund’s average daily managed assets (i.e., the net asset value of the Common shares plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of any preferred shares issued by the Fund and the proceeds of any reverse repurchase agreements entered into by the Fund).

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The Fund has entered into an Administration Agreement with the Investment Manager under which the Investment Manager performs certain administrative functions for the Fund, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund. For its services under the Administration Agreement, the Investment Manager receives a monthly fee from the Fund at the annual rate of 0.05% of the Fund’s average daily managed assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Directors of

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Cohen & Steers Select Preferred and Income Fund, Inc. (the “Fund”) at October 6, 2010, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York

October 19, 2010

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APPENDIX A: PROXY VOTING PROCEDURES AND GUIDELINES

Voting rights are an important component of corporate governance. The Investment Manager has three overall objectives in exercising voting rights:

A. Responsibility. The Investment Manager shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. The Investment Manager seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, the Investment Manager seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

In exercising voting rights, the Investment Manager follows the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, the Investment Manager shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•	In exercising voting rights on behalf of clients, the Investment Manager shall conduct itself in the same manner as if the Investment Manager was the constructive owner of the securities.

•	To the extent reasonably possible, the Investment Manager shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	The Investment Manager, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

Set forth below are general guidelines followed by the Investment Manager in exercising proxy voting rights:

Prudence. In making a proxy voting decision, the Investment Manager shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While the Investment Manager may consider the views of third parties, except in cases when material conflicts of interest have been identified, the Investment Manager shall not base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Investment Manager shall consider both short-term and long-term views about a company’s business and prospects, especially in light of its projected holding period on the stock (e.g., the Investment Manager may discount long-term views on a short-term holding).

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed by the Investment Manager. While these guidelines will provide a framework for the Investment Manager decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, the Investment Manager must be guided by its reasonable judgment to vote in a manner that the Investment Manager deems to be in the best interests of the Fund and its shareholders. In addition, because the regulatory framework and the business cultures and practices vary from region to region, the below general guidelines may be inconsistent in certain circumstances for proxies of issuers of securities in Europe and Asia.

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative. For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, the Investment Manager considers the following factors:

•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•	Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

•	Whether the nominee ignored a significant shareholder proposal that was approved by a (i) majority of the shares outstanding or (ii) majority of the votes cast for two consecutive years;

•

Whether the nominee, without shareholder approval, to the Investment Manager’s knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•	Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•	Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

•	Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

•	Whether the nominee serves on more than four public company boards;

•

Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes-Oxley Act) that there exists material weaknesses in the company’s internal controls;

•

Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which Investment Manager believes may have been manipulated to provide additional benefits to executives;

•	Whether the nominee is believed by the Investment Manager to have a material conflict of interest with the portfolio company; and

•	Whether the nominee (or the overall board) in the Investment Manager’s view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment.

The Investment Manager votes on a case-by-case basis for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors. Investment Manager recognizes the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, the Investment Manager is also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. Special attention will be paid to companies that display a chronic lack of shareholder accountability.

Proxy Contests

Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses. Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors

The Investment Manager votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and are therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position. Generally, the Investment Manager votes against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees. The Investment Manager votes on a case-by-case basis on auditor rotation proposals. Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues. Generally, the Investment Manager votes against auditor indemnification and limitation of liability; however the Investment Manager recognizes there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While the Investment Manager recognizes that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, the Investment Manager opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are the Investment Manager’s guidelines on change of control issues:

Shareholder Rights Plans. The Investment Manager acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. The Investment Manager reviews on a case-by-case basis management proposals to ratify a poison pill. The Investment Manager generally looks for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail. The Investment Manager votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restricts a company’s ability to make greenmail payments.

Unequal Voting Rights. Generally, the Investment Manager votes against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards. The Investment Manager generally votes in favor of shareholder proposals to declassify a board of directors, although the Investment Manager acknowledges that a classified board may be in the long-term best interests of a company in certain situations. In voting on shareholder proposals to declassify a board of directors, the Investment Manager evaluates all facts and circumstances surrounding such proposal, including whether the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting. Having the ability to cumulate votes for the election of directors—that is, cast more than one vote for a director about whom they feel strongly—generally increases shareholders’ rights to effect change in the management of a corporation. The Investment Manager generally supports, therefore, proposals to adopt cumulative voting.

Shareholder Ability to Call Special Meeting. The Investment Manager votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings. The Investment Manager recognizes the importance of shareholder ability to call a special meeting, however, The Investment Manager is also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Shareholder Ability to Act by Written Consent. The Investment Manager generally votes against proposals to allow or facilitate shareholder action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. The Investment Manager generally votes for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While the Investment Manager recognizes the importance of such proposals, the Investment Manager is however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees. Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent investment advisers where appropriate at the company’s expense. Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions. The Investment Manager will generally vote for proposals looking to separate the CEO and Chairman roles. The Investment Manager does acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions. In cases where the CEO and Chairman roles are combined, the Investment Manager will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors. The Investment Manager votes for proposals that call for the board to be composed of a majority of independent directors. The Investment Manager believes that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees. The Investment Manager votes for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements. The Investment Manager supports measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time and issuing restricted stock awards instead of options.

Term of Office. The Investment Manager votes against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection. Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size. The Investment Manager generally votes for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard. The Investment Manager generally votes for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. The Investment Manager would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting. The Investment Manager votes for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. The Investment Manager also votes for management proposals to adopt confidential voting.

Bundled Proposals. The Investment Manager reviews on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, the Investment Manager examines the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, The Investment Manager votes against the proposals. If the combined effect is positive, the Investment Manager supports such proposals.

Date/Location of Meeting. The Investment Manager votes against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient. Open-ended requests for adjournment of a shareholder meeting generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out; the adjournment request will be supported.

Disclosure of Shareholder Proponents. The Investment Manager votes for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Capital Structure

Increase Additional Common Stock. The Investment Manager generally votes for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan). Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•	creates a blank check preferred stock; or

•	establishes classes of stock with superior voting rights.

Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Investment Manager may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti- takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Investment Manager.

Preemptive Rights. Votes regarding shareholder proposals seeking preemptive rights are determined on a case-by-case basis after evaluating:

•	the size of the company;

•	the shareholder base; and

•	the liquidity of the stock.

For example, it would be difficult to support a shareholder proposal that would require an S&P 500 company with over $1 billion in equity held by thousands of shareholders (with no single shareholder owning a significant percentage of outstanding shares) to implement preemptive rights each time it conducted a new offering. Such a requirement would be impractical and extremely costly. Moreover, at companies with that large of a shareholder base and the ease with which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, the Investment Manager votes against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations. The Investment Manager review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, the Investment Manager considers the following issues:

•	dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	change in control—will the transaction result in a change in control of the company?

•	bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Boards may institute share repurchase or stock buy-back programs for a number of reasons. The Investment Manager will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way. The Investment Manager will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements. These shareholder proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Stock-based Incentive Plans. Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders).

Other matters included in the analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis. The Investment Manager votes against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by the Investment Manager).

Approval of Cash or Cash-and-Stock Bonus Plans. The Investment Manager votes for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Executive Compensation. Executive compensation should be tied to the performance of the executive and the company as well as relevant market conditions. The Investment Manager feels that the performance criteria and specific amounts and types of executive compensation are best decided by a company’s board of directors and/or its compensation committee and fully disclosed to shareholders. The Investment Manager will, however, vote for shareholder proposals that call for shareholders to vote, in a non-binding manner, on executive pay since such vote is non-binding and is merely informative for the board of directors and/or compensation committee. Further, the Investment Manager generally votes for shareholder proposals that seek additional disclosure of executive and director pay information.

Reload/Evergreen Features. The Investment Manager will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes. The Investment Manager opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. The Investment Manager generally withholds its votes at the next shareholder meeting for directors whom to its knowledge approved golden parachutes.

401(k) Employee Benefit Plans. The Investment Manager votes for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans. The Investment Manager supports employee stock purchase plans, although the Investment Manager generally believes the discounted purchase price should be at least 85% of the current market price.

Option Expensing. The Investment Manager votes for shareholder proposals to expense fixed-price options.

Vesting. The Investment Manager believes that restricted stock awards normally should vest over at least a two-year period.

Option Repricing. The Investment Manager believes that stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Investment Manager will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods. The Investment Manager generally votes against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options. The Investment Manager reviews on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses. The Investment Manager votes on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States. Generally, the Investment Manager will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes. The Investment Manager reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti greenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, The Investment Manager evaluates all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals. Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making its decision, the Investment Manager reviews management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights. The Investment Manager votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. The Investment Manager supports proposals that seek to lower supermajority voting requirements.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. The Investment Manager generally votes against proposals to adopt such charter provisions. The Investment Manager feels it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring. Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs. Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations. Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights. The Investment Manager votes for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name. The Investment Manager votes for changing the corporate name.

Social Issues

The Investment Manager believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, the Investment Manager does not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, the Investment Manager generally votes against these types of proposals, which are generally initiated by shareholders, unless the Investment Manager believes the proposal has significant economic implications.

APPENDIX B: RATINGS OF INVESTMENTS

The following is a description of certain ratings assigned by S&P and Moody’s.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	nature of and provisions of the obligation; and

•

protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated “CC” is currently highly vulnerable to nonpayment.

A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An “NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2,” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:

•	amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody’s

Long-Term Obligations Ratings and Definitions

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated “B” are considered speculative and are subject to high credit risk.

Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.